GMAC RFC (GRAPHIC OMITTED)

Banc of America Securities (Graphic Omitted)

RMBS New Issue Term Sheet

$1,150,000,000 Certificates (Approximate)

Home Equity Mortgage Asset-Backed Pass-Through Certificates,

Series 2003-KS8

RASC Series 2003-KS8 Trust

Issuer

Residential Asset Securities Corporation

Depositor

Residential Funding Corporation

Master Servicer

September 5, 2003

Banc of America Securities LLC

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of

America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.

Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared,

reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

RASC Series 2003-KS8
Certificates (2)
Class(2)	Loan Group	Expected Size ($) (1)	Interest Type	Principal Type	Expected WAL (yrs) Call/Mat	Expected Principal Window (mos) Call/Mat	Final Scheduled Distribution Date (6)	Expected Ratings (Moody's / S&P/Fitch)
A-I-1(4)	I	143,400,000	Floating	SEQ	0.91 / 0.91	1 - 21 / 1 - 21	5/25/2021	Aaa/AAA/AAA
A-I-2(4)	I	35,100,000	Fixed	SEQ	2.00 / 2.00	21- 27 / 21 - 27	6/25/2024	Aaa/AAA/AAA
A-I-3(4)	I	72,100,000	Fixed	SEQ	3.00 / 3.00	27- 49 / 27 - 49	8/25/2029	Aaa/AAA/AAA
A-I-4(4)	I	36,200,000	Fixed	SEQ	5.00 / 5.00	49- 75 / 49 - 75	8/25/2031	Aaa/AAA/AAA
A-I-5(3)(4)	I	35,400,000	Fixed	SEQ	8.07 / 10.51	75-102/75-219	10/25/2033	Aaa/AAA/AAA
A-I-6(4)(7)	I	35,800,000	Fixed	NAS	6.47 / 6.63	38-102/38-217	10/25/2033	Aaa/AAA/AAA
M-I-1(4)(8)	I	20,000,000	Fixed	MEZ	5.66 / 6.19	37-102/37-169	10/25/2033	Aa2/AA/AA+
M-I-2(4)(8)	I	13,000,000	Fixed	MEZ	5.66 / 6.08	37-102/37-150	10/25/2033	A2/A/A+
M-I-3(4)(8)	I	9,000,000	Fixed	MEZ	5.66 / 5.87	37-102/37-129	10/25/2033	Baa2/BBB+/BBB+
A-II-A(3)(4)(5)	II-A	337,500,000	Floating	Pass-Thru	*Not Offered*
A-II-B1(3)(4)(5)(9)	II-B	130,000,000	Floating	SEQ	*Not Offered*
A-II-B2(3)(4)(5)(9)	II-B	40,000,000	Floating	SEQ	*Not Offered*
A-II-B3(3)(4)(9)	II-B	167,500,000	Floating	Pass-Thru	2.26 / 2.42	1-67 / 1-140	10/25/2033	Aaa/AAA/AAA
M-II-1(3)(4)(8)	II	35,625,000	Floating	MEZ	4.10 / 4.41	39-67 / 39-106	10/25/2033	Aa2/AA/AA+
M-II-2(3)(4)(8)	II	28,125,000	Floating	MEZ	4.02 / 4.17	37-67 / 37-90	10/25/2033	A2/A/A+
M-II-3(3)(4(8)	II	11,250,000	Floating	MEZ	3.49 / 3.49	37-61 / 37-61	10/25/2033	Baa1/BBB+/BBB+

Structure:

  The size is subject to a permitted variance in the aggregate of plus or minus 5%.

  The Offered Certificates except for the Class M-I-2 Certificates and the Class M-I-3 Certificates will be priced to the related Optional Termination Date and applicable Pricing Speed for the related loan group. The Class M-I-2 Certificates and the Class M-I-3 Certificates will be priced to Maturity.

  The pass-through rate on the Class A-I-5 Certificates will increase by [0.50]% per annum, the applicable margin on the Class A-II Certificates will increase to 2x their original margin and the applicable margin on the Class M-II Certificates will increase to 1.5x their original margin on the second Distribution Date after the related Optional Termination Dates.

  The Offered Certificates may be subject to the applicable Net WAC Cap.

  Not offered hereby but will be offered via the prospectus.

  For the Class A-I-1, Class A-I-2, Class A-I-3 and Class A-I-4 Certificates the Final Scheduled Distribution Date will be calculated assuming no prepayments, losses or delinquencies on the Mortgage Loans, a required overcollateralization amount of $0 and no excess cashflow on any distribution date. For all other certificates, the Final Scheduled Distribution Date is the Distribution Date in the month following the latest maturing Mortgage Loan in the related loan group.

  Principal Lockout Bond.

  The Class M-I Certificates and the Class M-II Certificates are not expected to receive principal payments prior to the Stepdown Date.

  Principal on the Class A-II-B3 Certificates is paid pro rata with the Class A-II-B Sequential Certificates.

Prepayment Pricing Assumption
Loan Group I	23% HEP (assumes that prepayments start at 2.3% CPR in month one, increase to 23% CPR by month ten, and remain constant at 23% CPR thereafter).
Loan Group II

100% PPC (assumes that prepayments start at 2% CPR in month one, increase by approximately 2.545% each month to 30% CPR in month twelve, and remain at 30% CPR until month 22, from month 23 to month 27, 50% CPR, and from month 28 and thereafter, 35% CPR.)

Contacts
Banc of America Securities LLC
Mortgage Trading/Syndicate	Tel: (704) 388-1597 Fax: (704) 335-5904
Chris Hentemann	chris.c.hentemann@bankofamerica.com
Rob Karr	robert.h.karr@bankofamerica.com
Pat Beranek	patrick.beranek@bankofamerica.com
Jeff Willoughby	jeff.t.willoughby@bankofamerica.com

Global Structured Finance	Fax: (704) 388-9668
Dan Stercay (704) 388-8686	daniel.j.stercay@bankofamerica.com
Jeff Hare (704) 388-6840	jeff.hare@bankofamerica.com
Vikas Garg (704) 388-3681	vikas.garg@bankofamerica.com
Shaun Ahmad (704) 387-2658	shaun.ahmad@bankofamerica.com
Nikole Hogue (704) 387-1853	nikole.hogue@bankofamerica.com
Jorge Panduro (704) 386-0902	jorge.a.panduro@bankofamerica.com

Summary of Terms
Title of Securities:	RASC Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2003-KS8
Issuer:	RASC Series 2003-KS8 Trust
Offered Certificates:

Class A-I-1 Certificates, Class A-I-2 Certificates, Class A-I-3 Certificates, Class A-I-4 Certificates, Class A-I-5 Certificates and Class A-I-6 Certificates (the "Class A-I Certificates"); Class A-II-A Certificates; Class A-II-B1 Certificates and Class A-II-B2 Certificates (together the "Class A-II-B Sequential Certificates") and Class A-II-B3 Certificates (together with the Class A-II-B Sequential Certificates, the "Class A-II-B Certificates" and together with the A-II-A Certificates, the "Class A-II Certificates").

The Class A-I Certificates and the Class A-II Certificates are referred to herein as the "Class A Certificates".

Class M-I-1 Certificates, Class M-I-2 Certificates, and Class M-I-3 Certificates (the "Class M-I Certificates"); Class M-II-1 Certificates, Class M-II-2 Certificates, and Class M-II-3 Certificates (the "Class M-II Certificates").

Class M-I-1 Certificates and Class M-II-1 Certificates (the "Class M-1 Certificates"); Class M-I-2 Certificates and Class M-II-2 Certificates (the "Class M-2 Certificates"); Class M-I-3 Certificates and Class M-II-3 Certificates (the "Class M-3 Certificates).

The Class M-I Certificates and the Class M-II Certificates are referred herein as the "Class M Certificates".

The Class A Certificates and the Class M Certificates are referred to herein as the "Offered Certificates". Notwithstanding the foregoing definition of Offered Certificates, the Class A-II-A Certificates and the Class A-II-B Sequential Certificates are not being offered hereby.

Master Servicer:	Residential Funding Corporation
Subservicer:

The primary servicing will be provided by HomeComings Financial Network, Inc., a wholly owned subsidiary of Residential Funding Corporation, with respect to approximately 76.55% of the Mortgage Loans in Loan Group I and 88.53% of the Mortgage Loans in Loan Group II.

Trustee:	JPMorgan Chase Bank
Depositor:	Residential Asset Securities Corporation, an affiliate of Residential Funding Corporation
Joint Lead Managers: Co-Managers:	Banc of America Securities LLC and Citigroup Global Markets Inc. Deutsche Bank Securities Inc. and Residential Funding Securities Corporation
Mortgage Insurance Provider:	Mortgage Guaranty Insurance Corporation ("MGIC")
Statistical Cut-Off Date:	August 1, 2003
Cut-Off Date:	September 1, 2003
Closing Date:	On or about September 29, 2003
Distribution Dates:	The 25th day of each month (or the next business day), commencing in October 2003.
Form of Certificates:	The Offered Certificates will be available in book-entry form through DTC, Clearstream and Euroclear.

Summary of Terms (Continued)
Minimum Denominations:

The Class A Certificates and the Class M-1 Certificates will be offered in minimum denominations of $25,000 and integral multiples of $1 in excess thereof. The Class M-2 Certificates and Class M-3 Certificates will be offered in minimum denominations of $250,000 and integral multiples of $1 in excess thereof.

Tax Status:	The Offered Certificates will be designated as regular interests in a REMIC and, as such, will be treated as debt instruments of a REMIC for federal income tax purposes.
ERISA Eligibility:

The Offered Certificates may be eligible for purchase by employee benefit plans that are subject to ERISA. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA Plan's acquisition and ownership of such Offered Certificates.

SMMEA Eligibility:	None of the Offered Certificates are expected to constitute "mortgage-related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984.
Optional Termination Date:

If the aggregate principal balance of either Loan Group I or Loan Group II individually falls below 10% of the original principal balance thereof ("Optional Termination Date"), the Master Servicer may terminate the trust with respect to that loan group.

Expense Fee Rate:

With respect to any Mortgage Loan, the expense fee rate consists of the servicing fee for such Mortgage Loan and, if applicable, the premium for the Mortgage Insurance Policy provided by MGIC for the covered loans. The servicing fee consists of (a) servicing compensation payable to the master servicer for its master servicing activities, and (b) subservicing and other related compensation payable to the sub-servicer, including compensation paid to the master servicer as the direct servicer of a Mortgage Loan for which there is no subservicer.

Mortgage Loans:

The mortgage pool will consist of Mortgage Loans that will be divided into Loan Group I, which will consist of fixed-rate subprime home equity Mortgage Loans secured by first liens (94.23%) and second liens (5.77%) on mortgaged properties, and Loan Group II, which will consist of adjustable-rate subprime home equity Mortgage Loans secured by first liens on mortgaged properties.

Loan Group II will be subdivided into two groups referred to as Loan Group II-A and Loan Group II-B. Loan Group II-A will consist of adjustable-rate Mortgage Loans having principal balances at origination of no more than $322,700 if a single family property (or $484,050 if the property is located in Hawaii or Alaska), $413,100 if a two-family property (or $619,650 if the property is located in Hawaii or Alaska), $499,300 if a three-family property (or $748,950 if the property is located in Hawaii or Alaska), or $620,500 if a four-family property (or $930,750 if the property is located in Hawaii or Alaska). Loan Group II-B will consist of adjustable-rate Mortgage Loans that had principal balances at origination that may or may not conform to the criteria specified above for Mortgage Loans included in Loan Group II-A.

Mortgage Insurance Policy:

The depositor will acquire a mortgage insurance policy, (the "MI Policy") for certain Mortgage Loans with LTV ratios in excess of 50% for both Loan Group I and Loan Group II. As of the Cut-off Date, approximately [53.27%] of Loan Group I and approximately [60.68%] of Loan Group II will be insured by a mortgage insurance policy (the "Mortgage Insurance Policy") issued by MGIC. The Mortgage Insurance Policy will be subject to certain limitations as described in the prospectus supplement.

Summary of Terms (Continued)
Net Mortgage Rate:	With respect to any Mortgage Loan, the mortgage rate thereon minus the Expense Fee Rate.
Maximum Net Mortgage Rate:	With respect to any Mortgage Loan in Loan Group II, the maximum mortgage rate thereon minus the Expense Fee Rate.
Group I Net WAC Cap:

The pass-through rate of each class of the Class A-I Certificates (except for the Class A-I-1 Certificates) and Class M-I Certificates will be subject to a cap equal to the weighted average of the Net Mortgage Rates on the Loan Group I Mortgage Loans as of the end of the calendar month immediately preceding the month in which such distribution date occurs.

Class A-I-1 Net WAC Cap:

The pass-through rate of the Class A-I-1 Certificates will be subject to a cap equal to the product of (x) the Group I Net WAC Cap and (y) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related interest accrual period.

Group I Net WAC Cap Shortfall:

With respect to each class of Class A-I Certificates and M-I Certificates, and any Distribution Date on which the Group I Net WAC Cap (or the Class A-I-1 Net WAC Cap in the case of the Class A-I-1 Certificates) is used to determine the pass-through rate of that class of certificates, an amount equal to the excess of (i) accrued certificate interest calculated at the pass-through rate that would otherwise be applicable if the Group I Net WAC Cap (or the Class A-I-1 Net WAC Cap in the case of the Class A-I-1 Certificates) did not apply, over (ii) accrued certificate interest calculated using the Group I Net WAC Cap(or the Class A-I-1 Net WAC Cap in the case of the Class A-I-1 Certificates).

Group I Net WAC Cap Shortfall Carry-Forward Amount:

With respect to each class of Class A-I Certificates and the Class M-I Certificates and any Distribution Date, an amount equal to any unpaid Group I Net WAC Cap Shortfalls from the current and prior Distribution Dates, plus interest thereon at a rate equal to the related pass-through rate. Such reimbursement will only come from interest on the Mortgage Loans and will be paid as described under Excess Cashflow Distributions. No such carry-forward will be paid to any class of Class A-I Certificates or Class M-I Certificates once the certificate principal balance has been reduced to zero for such class.

Group II Net WAC Cap:

The pass-through rates of the Class A-II Certificates and Class M-II Certificates with respect to each Distribution Date will be subject to a cap equal to the product of (i) the weighted average of the Net Mortgage Rates of the Loan Group II Mortgage Loans as of the end of the calendar month immediately preceding the month in which such distribution date occurs and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related interest accrual period.

Group II Basis Risk Shortfall:

If on any Distribution Date the pass-through rate on any class of Class A-II Certificates and Class M-II Certificates is limited to the Group II Net WAC Cap, the resulting shortfall will carry-forward with interest thereon, provided, however, that the amount of the carryforward will not exceed the excess of the Group II weighted average Maximum Net Mortgage Rate over the Group II Net WAC Cap. Such reimbursement will only come from interest on the Mortgage Loans and proceeds from the Yield Maintenance Agreement and will be paid as described under Excess Cashflow Distributions. No such carry-forward will be paid to any class of Class A-II Certificates or Class M-II Certificates once the certificate principal balance has been reduced to zero for such class.

Summary of Terms (Continued)
Group II Basis Risk Shortfall Carry-Forward Amount:

With respect to each class of Class A-II Certificates and Class M-II Certificates, and any Distribution Date, an amount equal to any unpaid Group II Basis Risk Shortfalls from the current and prior Distribution Dates, plus interest thereon at a rate equal to the related pass-through rate.

Interest Accrual Period:

Class A-I-1 Certificates, Class A-II Certificates and Class M-II Certificates: From and including the preceding Distribution Date (for the first accrual period, the closing date) to but excluding the current Distribution Date on an actual/360 basis.

Classes A-I-2 through A-I-6 Certificates and Class M-I Certificates: The calendar month preceding the current Distribution Date on a 30/360 basis.

Eligible Master Servicing Compensation:

With respect to any Distribution Date in the respective loan group, the lesser of (i) one twelfth of 0.125% of the stated principal balance of the related Mortgage Loans immediately preceding that Distribution Date and (ii) the sum of the Master Servicing fee payable to the Master Servicer in respect of its master servicing activities and reinvestment income received by the Master Servicer on amounts payable on that Distribution Date with respect to the related Mortgage Loans.

Coupon Step Up:

If the Master Servicer does not purchase the remaining Loan Group I Mortgage Loans on the related Optional Termination Date, the pass-through rate on the Class A-I-5 Certificates will increase by [0.50]% per annum on the second Distribution Date following that Optional Termination Date. If the Master Servicer does not purchase the remaining Loan Group II Mortgage Loans on the related Optional Termination Date, the applicable margin on the Class A-II Certificates will increase to 2x the original margin and the applicable margin for the Class M-II Certificates will increase to 1.5x the original margin on the second Distribution Date following that Optional Termination Date.

Credit Enhancement
Credit Enhancement:	Credit enhancement for the structure is provided by the following: Excess Cashflow; Overcollateralization; Cross-collateralization; and Subordination.
Expected Credit Support Percentage:	Loan Group I			Loan Group II
	Class	Initial Credit Support	After Stepdown Support	Class	Initial Credit Support	After Stepdown Support
	A	10.50%	26.00%	A	10.00%	21.00%
	M-1	5.50%	16.00%	M-1	5.25%	11.50%
	M-2	2.25%	9.50%	M-2	1.50%	4.00%
	M-3	0.00%	5.00%	M-3	0.00%	1.00%

For any class of Offered Certificates, the initial Credit Support is the aggregate certificate principal balance of all Offered Certificates subordinate to such class as a percentage of the aggregate stated principal balance of the related Mortgage Loans as of the Cut-off Date. The initial Credit Support is not inclusive of the OC Target.

Subordination Percentage:	Loan Group I			Loan Group II
	Class	Subordination Percentage		Class	Subordination Percentage
	A	74.00%		A	79.00%
	M-1	84.00%		M-1	88.50%
	M-2	90.50%		M-2	96.00%
	M-3	95.00%		M-3	99.00%
Excess Cashflow:

For either loan group on any Distribution Date, the sum of (a) the excess of the related available distribution amount over the sum of (x) the interest distribution amount for the related classes of Offered Certificates and (y) the related principal remittance amount and (b) any related overcollateralization reduction amounts.

Excess Cashflow may be used to protect the Offered Certificates against realized losses by making an additional payment of principal up to the amount of the realized losses.

Overcollateralization Amount:

The overcollateralization ("OC") provisions are intended to provide for the limited acceleration of principal payments on the Offered Certificates relative to the amortization of the related loan group, generally until the required OC levels are reached. The acceleration of principal payments is achieved by applying certain excess interest collected on each loan group to the payment of principal on the related Offered Certificates, resulting in the accumulation of OC. By paying down the principal balance of the Offered Certificates faster than the principal amortization of the related loan group, an overcollateralization amount equal to the excess of the aggregate unpaid principal balance of the related loan group over the aggregate certificate principal balance of the related Offered Certificates is created. Excess interest, to the extent not used to cover losses, will be directed to build each loan group's OC until the respective loan group reaches its required OC Target. Upon this event, the acceleration feature will cease unless it is once again necessary to maintain the required OC level. Excess interest will begin to be applied as accelerated principal payments on the October 2003 Distribution Date with respect to Loan Group I and on the February 2004 Distribution Date with respect to Loan Group II.

Credit Enhancement (Continued)
Overcollateralization Target Amount:

With respect to any Distribution Date and Loan Group I (i) prior to the Stepdown Date, an amount equal to 2.50% of the aggregate initial principal balance of the Mortgage Loans in Loan Group I, (ii) on or after the Stepdown Date provided a Trigger Event is not in effect, the greater of (x) 5.00% of the then current aggregate outstanding principal balance of the Mortgage Loans in Loan Group I and (y) the related OC Floor or (iii) on or after the Stepdown Date and if a Trigger Event is in effect, the OC Target for the immediately preceding Distribution Date. On or after the February 2004 Distribution Date with respect to Loan Group II the OC Target will be equal to the related OC Floor.

Overcollateralization Floor:	For either Loan Group, 0.50% of the aggregate initial principal balance of the Mortgage Loans in the related Loan Group.
Stepdown Date:

For each group of certificates, the later to occur of (x) the Distribution Date in October 2006 and (y) the first Distribution Date on which the related Senior Enhancement Percentage is greater than or equal to the related Specified Enhancement Percentage.

Specified Enhancement Percentage:	The Specified Enhancement Percentage is 26.00% for Loan Group I and 21.00% for Loan Group II.
Senior Enhancement Percentage:

For either loan group on any Distribution Date, the Senior Enhancement Percentage will be equal to a fraction, the numerator of which is the sum of (x) the aggregate certificate principal balance of the related Class M Certificates immediately prior to that Distribution Date and (y) the overcollateralization amount of the related loan group, in each case prior to the distribution of the Principal Distribution Amount on such Distribution Date, and the denominator of which is the aggregate stated principal balance of the Mortgage Loans in that loan group after giving effect to distributions to be made on that Distribution Date.

Trigger Event:

A Trigger Event is in effect with respect to either loan group on any Distribution Date on or after the Stepdown Date if either (i) the product of (a) 1.25 in the case of Loan Group I and 1.10 in the case of Loan Group II and (b) the related Sixty-Plus Delinquency Percentage exceeds the related Senior Enhancement Percentage for that Distribution Date or (ii) cumulative realized losses on the related Mortgage Loans as a percentage of the initial aggregate principal balance of the related Mortgage Loans as of the Cut-off Date equal or exceed the following amounts:

Cumulative Realized Loss Percentage:	Distribution Dates (Linear Trigger)	Loan Group I	Loan Group II
	Months 36-47	1.50% with respect to Month 36, plus an additional 1/12th of 0.85% for each month thereafter	1.50% with respect to Month 36, plus an additional 1/12th of 0.85% for each month thereafter
	Months 48-59	2.35% with respect to Month 48, plus an additional 1/12th of 0.65% for each month thereafter	2.35% with respect to Month 48, plus an additional 1/12th of 0.65% for each month thereafter
	Months 60-71	3.00% with respect to Month 60, plus an additional 1/12th of 0.50% for each month thereafter	3.00% with respect to Month 60, plus an additional 1/12th of 0.50% for each month thereafter
	Months 72 and thereafter	3.50%	3.50%

Credit Enhancement (Continued)
Sixty-Plus Delinquency Percentage:

With respect to either loan group and any Distribution Date on or after the Stepdown Date, the arithmetic average, for each of the three Distribution Dates ending with the applicable Distribution Date, of the percentage equivalent of a fraction, the numerator of which is the aggregate principal balance of the Mortgage Loans in that loan group that are 60 or more days delinquent in payment of principal and interest for the relevant Distribution Date, including Mortgage Loans in that loan group in foreclosure and REO, and the denominator of which is the aggregate principal balance of all of the Mortgage Loans in that loan group immediately preceding the relevant Distribution Date.

Group II Yield Maintenance Agreement

On the Closing Date, the Trustee will enter into a Group II Yield Maintenance Agreement with [ ] (the "Counterparty") for the benefit of the Class A-II Certificates and the Class M-II Certificates. The notional balance of the Group II Yield Maintenance Agreement and the strike rates are in the table below. In exchange for a fixed payment on the Closing Date, the Counterparty will be obligated to make monthly payments to the Trustee when one-month LIBOR exceeds the strike rate beginning with the Distribution Date in November 2003. Such payments will be capped at their maximum amount when one-month LIBOR equals or exceeds [7.25%]. The Group II Yield Maintenance Agreement will terminate after the Distribution Date in July 2005.

Group II Yield Maintenance Agreement Schedule
Distribution Date	Notional Balance	Strike Rate (%)	Distribution Date	Notional Balance	Strike Rate (%)
10/25/2003	n/a	n/a	9/25/2004	616,100,000	5.240
11/25/2003	745,900,000	5.240	10/25/2004	597,600,000	5.420
12/25/2003	740,100,000	5.420	11/25/2004	579,600,000	5.240
1/25/2004	732,700,000	5.240	12/25/2004	562,100,000	5.420
2/25/2004	723,500,000	5.240	1/25/2005	545,100,000	5.240
3/25/2004	712,800,000	5.600	2/25/2005	528,700,000	5.240
4/25/2004	700,300,000	5.240	3/25/2005	512,800,000	5.800
5/25/2004	686,300,000	5.420	4/25/2005	497,300,000	5.240
6/25/2004	670,800,000	5.240	5/25/2005	482,300,000	5.420
7/25/2004	653,700,000	5.420	6/25/2005	467,800,000	5.240
8/25/2004	635,200,000	5.240	7/25/2005	449,200,000	5.420

Interest Distributions
Interest Distributions:

On each Distribution Date, accrued and unpaid interest (less any prepayment interest shortfalls not covered by compensating interest or Excess Cashflow) will be paid to the holders of Offered Certificates to the extent of the available distribution amount from the related loan group (after payment of the Expense Fee Rate) in the following order of priority:

      With respect to Loan Group I, to the Class A-I Certificates, pro rata, and with respect to Loan Group II, to the Class A-II Certificates to the extent of the Class A-II Interest Distribution Amount;

      To the related Class M-1 Certificates;

      To the related Class M-2 Certificates; and

      To the related Class M-3 Certificates.

Principal Distributions
Principal Distributions:

For each loan group on each Distribution Date, the related Principal Distribution Amount will be distributed as follows:

  To the related Class A Certificates, the related Class A Principal Distribution Amount, allocated as described below under "Class A Principal Distributions" until the certificate principal balances thereof are reduced to zero;

  The related Class M-1 Principal Distribution Amount, to the related Class M-1 Certificates, allocated as described below, until the certificate principal balance of the related Class M-1 Certificates is reduced to zero;

  The related Class M-2 Principal Distribution Amount, to the related Class M-2 Certificates, allocated as described below, until the certificate principal balance of the related Class M-2 Certificates is reduced to zero; and

  The related Class M-3 Principal Distribution Amount, to the related Class M-3 Certificates, allocated as described below, until the certificate principal balance of the related Class M-3 Certificates is reduced to zero.

Principal Distributions (Continued)
Class A Principal Distributions:

The Class A Principal Distribution Amount for Loan Group I will be distributed as follows:

  To the Class A-I-6 Certificates, the Class A-I-6 Lockout Distribution Amount for that Distribution Date, until the certificate principal balance thereof is reduced to zero;

  To the Class A-I-1 Certificates, until the certificate principal balance thereof is reduced to zero;

  To the Class A-I-2 Certificates, until the certificate principal balance thereof is reduced to zero;

  To the Class A-I-3 Certificates, until the certificate principal balance thereof is reduced to zero;

  To the Class A-I-4 Certificates, until the certificate principal balance thereof is reduced to zero;

  To the Class A-I-5 Certificates, until the certificate principal balance thereof is reduced to zero; and

  To the Class A-I-6 Certificates, until the certificate principal balance thereof is reduced to zero.

The Class A Principal Distribution Amount for Loan Group II will be distributed as follows:

  Concurrently, the Class A-II-A Principal Distribution Amount will be distributed to the Class A-II-A Certificates, until the certificate principal balance thereof has been reduced to zero, the Class A-II-B1/B2 Principal Distribution Amount will be distributed sequentially to the Class A-II-B1 Certificates and then to the Class A-II-B2 Certificates until the certificate principal balances thereof have been reduced to zero and the Class A-II-B3 Principal Distribution Amount will be distributed to the Class A-II-B3 Certificates until the certificate principal balance thereof has been reduced to zero; and

  Any remaining Class A-II-A Principal Distribution Amount will be distributed pro rata to (i) the Class A-II-B1 and Class A-II-B2 Certificates sequentially, in that order, and (ii) the Class A-II-B3 Certificates until the certificate principal balance thereof has been reduced to zero. Any Class A-II-B Principal Distribution Amount will be distributed to the Class A-II-A Certificates until the certificate principal balance thereof has been reduced to zero.

Excess Cashflow Distributions
Excess Cashflow Distributions:

On any Distribution Date, the Excess Cashflow for each loan group will be allocated in the following order of priority:

  To pay the holders of the related Offered Certificates the principal portion of realized losses (in the order of priority as described above under "Principal Distributions"), incurred on the Mortgage Loans in that loan group for the preceding calendar month;

  To pay the holders of the non-related Offered Certificates the principal portion of realized losses (in the order of priority as described above under "Principal Distributions"), incurred on the Mortgage Loans in that non-related loan group for the preceding calendar month to the extent not covered by Excess Cashflow from that non-related loan group;

  Commencing in October 2003 with respect to Loan Group I and in February 2004 with respect to Loan Group II, to pay the holders of the related Offered Certificates in respect of principal (in the order of priority as described above under "Principal Distributions"), until the related OC Target has been achieved;

  Commencing in February 2004, to pay the holders of the non-related Offered Certificates in respect of principal (in the order of priority as described above under "Principal Distributions"), until the OC Target for that non-related loan group has been achieved to the extent not covered by Excess Cashflow from that non-related loan group;

  To pay to the holders of the related Offered Certificates pro rata, the amount of any prepayment interest shortfalls allocated thereto, to the extent not covered by related Compensating Interest on that Distribution Date;

  To pay to the holders of the non-related Offered Certificates pro rata, the amount of any prepayment interest shortfalls allocated thereto, to the extent not covered by Compensating Interest or Excess Cashflow from that non-related loan group on that Distribution Date;

  To pay to the holders of the related Offered Certificates pro rata, the amount of any prepayment interest shortfalls remaining unpaid from prior Distribution Dates with interest thereon;

  To pay to the holders of the non-related Offered Certificates pro rata, the amount of any prepayment interest shortfalls remaining unpaid from prior Distribution Dates with interest thereon, to the extent not covered by Excess Cashflow from that non-related loan group;

  To pay to the holders of the related Class A Certificates, pro rata, and then to the related Class M Certificates, in order of priority, the amount of any Group I Net WAC Cap Shortfall Carry-Forward Amounts or any Group II Basis Risk Shortfall Carry-Forward Amounts, as applicable;

Excess Cashflow Distributions (Continued)

  To pay to the holders of the non-related Class A Certificates, pro rata, and then to the non-related Class M Certificates, in order of priority, the amount of any Group I Net WAC Cap Shortfall Carry-Forward Amounts or any Group II Basis Risk Shortfall Carry-Forward Amounts, as applicable, in each case to the extent not covered by Excess Cashflow from that non-related loan group;

  To pay to the holders of the related Class A Certificates, pro rata, and the related Class M Certificates, in order of priority, the principal portion of any realized losses previously allocated thereto that remain unreimbursed;

  To pay to the holders of the non-related Class A Certificates, pro rata, and the non-related Class M Certificates, in order of priority, the principal portion of any realized losses previously allocated thereto that remain unreimbursed; and

  To pay to the holder of the Class SB Certificate any balance remaining, in accordance with the terms of the pooling and servicing agreement.

Definitions
Principal Remittance Amount:

  For any Distribution Date and each loan group, the sum of the following amounts: (i) the principal portion of all scheduled monthly payments on the Mortgage Loans received or advanced with respect to the related due period; (ii) the principal portion of all proceeds of the repurchase of related Mortgage Loans or, in the case of substitution, amounts representing a principal adjustment as required in the pooling and servicing agreement during the preceding calendar month; and (iii) the principal portion of all other unscheduled collections received on the related Mortgage Loans during the preceding calendar month including, without limitation, full and partial principal prepayments made by the respective mortgagors, to the extent not distributed in the preceding month but excluding subsequent recoveries.

Group A-II-A Interest Remittance Amount:

  With respect to any Distribution Date, the portion of the Available Distribution Amount for that Distribution Date attributable to interest received or advanced with respect to the Group II-A Mortgage Loans.

Group A-II-B Interest Remittance Amount:

  With respect to any Distribution Date, the portion of the Available Distribution Amount for that Distribution Date attributable to interest received or advanced with respect to the Group II-B Mortgage Loans.

Class A-II Interest Distribution Amount:

  With respect to the Class A-II Certificates and any Distribution Date, the amount available for payment of accrued and unpaid interest, in the amounts and priority as follows:

    First, concurrently to the Class A-II-A Certificates from the Group A-II-A Interest Remittance Amount, and pro rata to the Class A-II-B Certificates from the Group A-II-B Interest Remittance Amount;

    Second, concurrently to the Class A-II-A Certificates from the Group A-II-B Interest Remittance Amount, and pro rata to the Class A-II-B Certificates from the Group A-II-A Interest Remittance Amount, after taking into account clause first above;

    Third, concurrently to the Class A-II-A Certificates from the Principal Remittance Amount related to Loan Group II-A and pro rata, to the Class A-II-B Certificates, from the Principal Remittance Amount related to Loan Group II-B after taking into account clauses first and second above; and

    Fourth, concurrently to the Class A-II-A Certificates from the Principal Remittance Amount related to Loan Group II-B and pro rata, to the Class A-II-B Certificates, from the Principal Remittance Amount related to Loan Group II-A after taking into account clauses first, second and third above.

Principal Distribution Amount:

  For any Distribution Date and each loan group, the sum of (a) the Principal Remittance Amount for the related Mortgage Loans and (b) the Excess Cashflow to the extent distributable as principal to cover realized losses on the related Mortgage Loans and to reach the OC Target minus the related overcollateralization reduction amount and certain other amounts with respect to servicing modifications as set forth in the Pooling and Servicing Agreement.

Definitions (Continued)
Class A Principal Distribution Amount:

  With respect to any Distribution Date (a) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the Principal Distribution Amount for that Distribution Date or (b) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

    The Principal Distribution Amount for that Distribution Date; and

    The excess, if any, of (a) the aggregate certificate principal balance of the Class A Certificates immediately prior to that Distribution Date over (b) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the related Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the related Mortgage Loans after giving affect to the distributions to be made on such Distribution Date minus the related OC Floor.

Class A-II-A Principal Distribution Amount:

  On any Distribution Date, the Class A Principal Distribution Amount for Loan Group II multiplied by a fraction, the numerator of which is (i) the portion of the Principal Allocation Amount related to the Group II-A Mortgage Loans for that Distribution Date and the denominator of which is (ii) the Principal Allocation Amount for all of the Group II Mortgage Loans for that Distribution Date.

Class A-II-B Principal Distribution Amount:

  On any Distribution Date, the Class A Principal Distribution Amount for Loan Group II multiplied by a fraction, the numerator of which is (i) the portion of the Principal Allocation Amount related to the Group II-B Mortgage Loans for that Distribution Date and the denominator of which is (ii) the Principal Allocation Amount for all of the Group II Mortgage Loans for that Distribution Date.

Class A-II-B1/B2 Principal Distribution Amount:

  On any Distribution Date, the Class A-II-B Principal Distribution Amount multiplied by a fraction, the numerator of which is (i) the aggregate certificate principal balance of the Class A-II-B1 Certificates and the Class A-II-B2 Certificates and the denominator of which is (ii) the aggregate certificate principal balance of the Class A-II-B Certificates.

Class A-II-B3 Principal Distribution Amount:

  On any Distribution Date, the Class A-II-B Principal Distribution Amount multiplied by a fraction, the numerator of which is (i) the certificate principal balance of the Class A-II-B3 Certificates and the denominator of which is (ii) the aggregate certificate principal balance of the Class A-II-B Certificates.

Class A-I-6 Lockout Distribution Amount:

  For any Distribution Date, the product of (a) the Class A-I-6 Lockout Distribution Percentage for that Distribution Date, (b) a fraction, the numerator of which is the certificate principal balance of the Class A-I-6 Certificates and the denominator of which is the aggregate certificate principal balance of all Class A-I Certificates (in each case immediately prior to such Distribution Date) and (c) the Class A Principal Distribution Amount for Loan Group I for such Distribution Date.

Class A-I-6 Lockout Distribution Percentage:

  The Class A-I-6 Lockout Distribution Percentage is assigned as follows:

    Between October 2003 and September 2006: 0%;

    Between October 2006 and September 2008: 45%;

    Between October 2008 and September 2009: 80%;

    Between October 2009 and September 2010: 100%;

    October 2010 and thereafter: 300%.

Definitions (Continued)
Class M-1 Principal Distribution Amount:

  With respect to either loan group and any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining related Principal Distribution Amount for that Distribution Date after distribution of the related Class A Principal Distribution Amount, or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the excess of (x) the sum of (i) aggregate certificate principal balance of the related Class A Certificates, after taking into account the distribution of the related Class A Principal Distribution Amount and (ii) the certificate principal balance of the related Class M-1 Certificates immediately prior to that Distribution Date over (y) the lesser of (i) the applicable Subordination Percentage of the principal balance of the Mortgage Loans in that loan group and (ii) the aggregate stated principal balance of the Mortgage Loans in that loan group minus the related OC Floor.

Class M-2 Principal Distribution Amount:

  With respect to either loan group and any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining related Principal Distribution Amount for that Distribution Date after distribution of the related Class A Principal Distribution Amount and the related Class M-1 Principal Distribution Amount, or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the excess of (x) the sum of (i) aggregate certificate principal balance of the related Class A Certificates and Class M-1 Certificates, after taking into account the distribution of the related Class A Principal Distribution Amount and Class M-1 Principal Distribution Amount and (ii) the certificate principal balance of the related Class M-2 Certificates immediately prior to that Distribution Date over (y) the lesser of (i) the applicable Subordination Percentage of the principal balance of the Mortgage Loans in that loan group and (ii) the aggregate stated principal balance of the Mortgage Loans in that loan group minus the related OC Floor.

Class M-3 Principal Distribution Amount:

  With respect to either loan group and any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining related Principal Distribution Amount for that Distribution Date after distribution of the related Class A Principal Distribution Amount, the related Class M-1 Principal Distribution Amount and the related Class M-2 Principal Distribution Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the excess of (x) the sum of (i) aggregate certificate principal balance of the related Class A Certificates, Class M-1 Certificates, and Class M-2 Certificates, after taking into account the distribution of the related Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount, and Class M-2 Principal Distribution Amount and (ii) the certificate principal balance of the related Class M-3 Certificates immediately prior to that Distribution Date over (y) the lesser of (i) the applicable Subordination Percentage of the stated principal balance of the Mortgage Loans in that loan group and (ii) the aggregate stated principal balance of the Mortgage Loans in that loan group minus the related OC Floor.

Definitions (Continued)
Allocation of Losses:

  Any realized losses for a loan group will be allocated in the following order of priority:

    To Excess Cashflow for that loan group for the related Distribution Date;

    To Excess Cashflow for the non-related loan group, to the extent remaining after covering realized losses on the Mortgage Loans in that non-related loan group for the related Distribution Date;

    To the overcollateralization for that loan group, until reduced to zero (as further described in the prospectus supplement);

    To the overcollateralization for the non-related loan group, until reduced to zero (meaning that losses will not be allocated under any subsequent clause until after the aggregate certificate principal balance of the Offered Certificates equals the aggregate principal balance of the Mortgage Loans as further described in the prospectus supplement);

    To the related Class M-3 Certificates, until reduced to zero;

    To the related Class M-2 Certificates, until reduced to zero;

    To the related Class M-1 Certificates, until reduced to zero; and

    With respect to Loan Group I, among the Class A-I Certificates, on a pro rata basis, with respect to Loan Group II-A, to the Class A-II-A Certificates and with respect to Loan Group II-B, to the Class A-II-B Certificates on a pro rata basis.

Principal Allocation Amount:

  With respect to any Distribution Date for Loan Group II, the sum of (i) the Principal Remittance Amount for Loan Group II for that Distribution Date and (ii) the aggregate amount of realized losses on the Group II Mortgage Loans in the calendar month preceding that Distribution Date, to the extent covered by Excess Cashflow for that Distribution Date; provided, that on any Distribution Date on which there is insufficient Excess Cashflow to cover all realized losses on the Group II Mortgage Loans, in determining the Principal Distribution Amount for Group II Loans, the available Excess Cashflow will be allocated to the Class A-II-A Certificates and Class A-II-B Certificates, pro rata, based on the principal portion of realized losses on the Mortgage Loans in Loan Group II-A and Loan Group II-B, respectively.

Prospectus:

  The certificates will be offered pursuant to a Prospectus which includes a Prospectus Supplement (together, the "Prospectus"). Additional information with respect to the Offered Certificates and the Mortgage Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

DESCRIPTION OF THE COLLATERAL

  GROUP I MORTGAGE LOANS

Summary	Total	Minimum	Maximum
Aggregate Outstanding Principal Balance	$359,955,286.99
Number of Loans	3,449

Average Current Loan Balance	$104,365.12	$8,549.19	$550,000.00
(1) (2) Weighted Average Original Loan-to-Value Ratio	79.76%	15.00%	100.00%
(1) Weighted Average Mortgage Rate	7.56%	4.80%	14.25%
(1) Weighted Average Net Mortgage Rate	6.33%	3.14%	13.67%
(1) Weighted Average Remaining Term to Maturity (months)	331	118	360
(1) (3) Weighted Average Credit Score	625	455	806
(1) Weighted Average reflected in Total.
(2) With respect to the Group I loans secured by junior liens, this weighted average was calculated using the combined loan-to-value ratio for such Group I loans.
(3) 99.77% of the Group I Mortgage Loans have Credit Scores.
Percent of Cut-Off Date
Range	Principal Balance
Product Type	Fixed	100.00%

Lien	First	94.23%
Second	5.77%

Property Type	Single-family detached	81.25%
Planned Unit Developments (detached)	5.87%
Two- to four- family units	5.56%
Planned Unit Developments (attached)	2.81%
Condo Low-Rise (less than 5 stories)	2.07%
Manufactured Home	1.35%
Townhouse	0.98%
Condo Mid-Rise (5 to 8 stories)	0.09%
Leasehold	0.02%
Condo High-Rise (9 stories or more)	0.01%

Occupancy Status	Primary Residence	92.70%
Non Owner-occupied	6.76%
Second/Vacation	0.54%

Documentation Type	Full Documentation	80.67%
Reduced Documentation	19.33%

Loans with Mortgage Insurance (includes both borrower paid and issuer paid)	53.46%

Loans with Prepayment Penalties	70.71%

Loans serviced by HomeComings	76.55%

  Credit Score Distribution of the Group I Loans
Range of Credit Scores	Number of Mortgage Loans	Principal Balance	Percentage of Group I Loans	Average Principal Balance	Weighted Average Loan-to-Value Ratio
499 or less	22	$1,518,698	0.42%	$69,032	63.66%
500 - 519	24	1,845,133	0.51	76,881	72.98
520 - 539	92	9,138,655	2.54	99,333	73.62
540 - 559	255	19,278,101	5.36	75,600	76.28
560 - 579	308	26,206,214	7.28	85,085	78.03
580 - 599	393	38,651,217	10.74	98,349	79.79
600 - 619	635	67,000,118	18.61	105,512	80.63
620 - 639	587	66,017,423	18.34	112,466	81.68
640 - 659	445	53,106,542	14.75	119,341	79.75
660 - 679	296	35,166,888	9.77	118,807	80.60
680 - 699	171	18,797,124	5.22	109,925	79.14
700 - 719	81	8,601,634	2.39	106,193	80.72
720 - 739	49	6,751,347	1.88	137,783	81.72
740 - 759	43	4,390,866	1.22	102,113	76.05
760 or greater	33	2,667,093	0.74	80,821	81.72
Subtotal with Credit Scores	3,434	$359,137,053	99.77%	$104,583	79.78%
Not Available*	15	818,234	0.23	54,549	68.44
Total:	3,449	$359,955,287	100.00%	$104,365	79.76%

  *Mortgage Loans indicated as having a Credit Score that is "not available" include certain Mortgage Loans where the Credit Score was not provided by the related seller and Mortgage Loans where no credit history can be obtained for the related mortgagor.

  Original Mortgage Loan Principal Balances of the Group I Loans
Range of Original Mortgage Loan Principal Balances ($)	Number of Mortgage Loans	Principal Balance	Percentage of Group I Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
1 - 100,000	2,036	$113,915,883	31.65%	$55,951	619	79.98%
100,001 - 200,000	1,034	144,178,483	40.05	139,438	625	78.99
200,001 - 300,000	296	71,194,610	19.78	240,522	632	80.37
300,001 - 400,000	65	22,638,893	6.29	348,291	630	80.88
400,001 - 500,000	16	6,960,418	1.93	435,026	647	82.54
500,001 - 600,000	2	1,067,000	0.30	533,500	681	77.36
Total:	3,449	$359,955,287	100.00%	$104,365	625	79.76%

  Net Mortgage Rates of the Group I Loans
Range of Net Mortgage Rates (%)	Number of Mortgage Loans	Principal Balance	Percentage of Group I Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
3.000 - 3.499	1	$141,939	0.04%	$141,939	686	65.00%
3.500 - 3.999	11	1,734,741	0.48	157,704	663	78.09
4.000 - 4.499	79	15,701,502	4.36	198,753	660	75.26
4.500 - 4.999	192	31,716,146	8.81	165,188	647	78.31
5.000 - 5.499	387	55,601,385	15.45	143,673	639	78.07
5.500 - 5.999	539	69,640,958	19.35	129,204	634	79.00
6.000 - 6.499	482	58,929,991	16.37	122,261	626	80.26
6.500 - 6.999	350	37,247,281	10.35	106,421	618	79.22
7.000 - 7.499	292	28,678,790	7.97	98,215	605	78.57
7.500 - 7.999	249	20,480,949	5.69	82,253	595	81.30
8.000 - 8.499	169	11,358,828	3.16	67,212	597	80.71
8.500 - 8.999	120	7,903,697	2.20	65,864	584	82.75
9.000 - 9.499	123	6,266,917	1.74	50,951	599	86.39
9.500 - 9.999	65	2,727,730	0.76	41,965	587	85.35
10.000 - 10.499	81	3,994,463	1.11	49,314	594	90.64
10.500 - 10.999	38	1,433,667	0.40	37,728	596	88.12
11.000 - 11.499	31	1,145,506	0.32	36,952	595	92.61
11.500 - 11.999	27	763,100	0.21	28,263	615	99.64
12.000 - 12.499	21	489,261	0.14	23,298	589	98.39
12.500 - 12.999	63	1,591,385	0.44	25,260	595	97.51
13.000 - 13.499	128	2,386,204	0.66	18,642	567	99.20
13.500 - 13.999	1	20,846	0.01	20,846	612	100.00
Total:	3,449	$359,955,287	100.00%	$104,365	625	79.76%

  Mortgage Rates of the Group I Loans
Range of Mortgage Rates (%)	Number of Mortgage Loans	Principal Balance	Percentage of Group I Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
4.500 - 4.999	9	$2,017,950	0.56%	$224,217	698	65.98%
5.000 - 5.499	19	3,548,597	0.99	186,768	680	78.01
5.500 - 5.999	104	20,290,719	5.64	195,103	662	75.54
6.000 - 6.499	191	33,454,441	9.29	175,154	646	76.98
6.500 - 6.999	460	69,496,283	19.31	151,079	637	77.74
7.000 - 7.499	458	56,448,391	15.68	123,250	631	78.16
7.500 - 7.999	686	77,136,289	21.43	112,444	619	80.41
8.000 - 8.499	412	37,268,379	10.35	90,457	609	82.35
8.500 - 8.999	311	23,953,905	6.65	77,022	601	80.93
9.000 - 9.499	168	11,571,545	3.21	68,878	591	82.60
9.500 - 9.999	160	8,986,409	2.50	56,165	589	84.43
10.000 - 10.499	68	3,365,512	0.93	49,493	580	85.66
10.500 - 10.999	82	3,856,222	1.07	47,027	597	90.65
11.000 - 11.499	39	1,786,120	0.50	45,798	590	87.08
11.500 - 11.999	36	1,362,353	0.38	37,843	593	90.56
12.000 - 12.499	33	924,475	0.26	28,014	614	99.70
12.500 - 12.999	21	489,261	0.14	23,298	589	98.39
13.000 - 13.499	62	1,555,793	0.43	25,093	594	97.45
13.500 - 13.999	129	2,421,796	0.67	18,774	569	99.21
14.000 - 14.499	1	20,846	0.01	20,846	612	100.00
Total:	3,449	$359,955,287	100.00%	$104,365	625	79.76%

  Original Loan-to-Value Ratios of the Group I Loans
Range of Original Loan-to-Value Ratios (%)	Number of Mortgage Loans	Principal Balance	Percentage of Group I Loans	Average Principal Balance	Weighted Average Credit Score
0.01 - 50.00	153	$11,249,206	3.13%	$73,524	610
50.01 - 55.00	57	5,762,482	1.60	101,096	623
55.01 - 60.00	94	11,103,375	3.08	118,121	618
60.01 - 65.00	139	15,069,050	4.19	108,410	615
65.01 - 70.00	199	23,370,233	6.49	117,438	612
70.01 - 75.00	267	31,825,831	8.84	119,198	621
75.01 - 80.00	870	107,967,530	29.99	124,101	630
80.01 - 85.00	402	48,121,567	13.37	119,705	624
85.01 - 90.00	505	68,885,400	19.14	136,407	626
90.01 - 95.00	181	19,034,260	5.29	105,162	639
95.01 - 100.00	582	17,566,353	4.88	30,183	628
Total:	3,449	$359,955,287	100.00%	$104,365	625

  Note: With respect to the Group I Loans secured by second liens, this table was calculated using the combined Loan-to-Value ratio.

  Geographic Distribution of Mortgaged Properties of the Group I Loans
State or Territory	Number of Mortgage Loans	Principal Balance	Percentage of Group I Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
California	274	$47,573,781	13.22%	$173,627	637	78.48%
Florida	301	32,007,650	8.89	106,338	622	79.01
Texas	357	28,741,367	7.98	80,508	615	80.21
New York	133	22,657,719	6.29	170,359	630	75.93
Georgia	170	17,078,836	4.74	100,464	632	83.88
Tennessee	178	11,933,168	3.32	67,040	617	85.17
Michigan	128	11,357,241	3.16	88,728	616	78.55
Ohio	133	11,162,933	3.10	83,932	620	82.97
Maryland	64	10,828,666	3.01	169,198	624	79.36
Other	1,711	166,613,926	46.29	97,378	624	79.79
Total:	3,449	$359,955,287	100.00%	$104,365	625	79.76%

  Note: Other includes states and the District of Columbia with under 3% concentrations individually.

  Mortgage Loan Purpose of the Group I Loans
Loan Purpose	Number of Mortgage Loans	Principal Balance	Percentage of Group I Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
Equity Refinance	2,186	$252,810,349	70.23%	$115,650	623	78.47%
Purchase	964	71,957,255	19.99	74,644	632	85.46
Rate/Term Refinance	299	35,187,683	9.78	117,685	628	77.38
Total:	3,449	$359,955,287	100.00%	$104,365	625	79.76%

  Mortgage Loan Documentation Type of the Group I Loans
Documentation Type	Number of Mortgage Loans	Principal Balance	Percentage of Group I Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
Full Documentation	2,896	$290,393,561	80.67%	$100,274	621	80.95%
Reduced Documentation	553	69,561,726	19.33	125,790	641	74.78
Total:	3,449	$359,955,287	100.00%	$104,365	625	79.76%

  Occupancy Types of the Group I Loans
Occupancy	Number of Mortgage Loans	Principal Balance	Percentage of Group I Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
Primary Residence	3,158	$333,693,868	92.70%	$105,666	623	79.76%
Non Owner-occupied	274	24,317,170	6.76	88,749	659	79.77
Second/Vacation	17	1,944,249	0.54	114,368	629	79.50
Total:	3,449	$359,955,287	100.00%	$104,365	625	79.76%

  Mortgaged Property Types of the Group I Loans
Property Type	Number of Mortgage Loans	Principal Balance	Percentage of Group I Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
Single-family detached	2,875	$292,457,855	81.25%	$101,724	623	80.01%
Planned Unit Developments (detached)	160	21,112,193	5.87	131,951	628	81.35
Two- to four- family units	144	20,018,250	5.56	139,016	651	74.83
Planned Unit Developments (attached)	97	10,113,848	2.81	104,266	637	83.54
Condo Low-Rise (less than 5 stories)	70	7,436,946	2.07	106,242	631	76.60
Manufactured Home	63	4,863,932	1.35	77,205	626	75.36
Townhouse	36	3,543,745	0.98	98,437	603	79.00
Condo Mid-Rise (5 to 8 stories)	2	326,232	0.09	163,116	626	85.50
Leasehold	1	54,287	0.02	54,287	679	80.00
Condo High-Rise (9 stories or more)	1	28,000	0.01	28,000	648	21.00
Total:	3,449	$359,955,287	100.00%	$104,365	625	79.76%

  Credit Grades of the Group I Loans
Credit Grade	Number of Mortgage Loans	Principal Balance	Percentage of Group I Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
A4	1,259	$154,587,973	42.95%	$122,786	646	80.19%
AX	1,399	138,105,409	38.37	98,717	628	81.20
AM	427	37,501,432	10.42	87,825	586	79.09
B	255	21,327,484	5.93	83,637	556	73.93
C	76	5,993,852	1.67	78,866	549	67.38
CM	33	2,439,136	0.68	73,913	513	62.08
Total:	3,449	$359,955,287	100.00%	$104,365	625	79.76%

  Prepayment Penalty Terms of the Group I Loans
Prepayment Penalty Term	Number of Mortgage Loans	Principal Balance	Percentage of Group I Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
12 Months	149	$20,457,081	5.68%	$137,296	628	77.36%
24 Months	223	28,048,289	7.79	125,777	637	81.07
36 Months	1,563	183,582,413	51.00	117,455	626	79.82
48 Months	6	682,501	0.19	113,750	615	80.39
60 Months	195	20,421,308	5.67	104,725	604	79.64
None	1,304	105,429,369	29.29	80,851	623	79.73
Other	9	1,334,326	0.37	148,258	629	84.39
Total:	3,449	$359,955,287	100.00%	$104,365	625	79.76%

Description of the Collateral

  GROUP II-A MORTGAGE LOANS

Summary	Total	Minimum	Maximum
Aggregate Outstanding Principal Balance	$313,041,752.48
Number of Loans	2,270

Average Current Loan Balance	$137,903.86	$36,960.00	$399,703.14
(1) Weighted Average Original Loan-to-Value Ratio	81.81%	15.00%	100.00%
(1) Weighted Average Mortgage Rate	7.16%	4.70%	12.45%
(1) Weighted Average Net Mortgage Rate	5.41%	2.53%	11.87%
(1) Weighted Average Note Margin	7.03%	1.35%	13.55%
(1) Weighted Average Maximum Mortgage Rate	13.47%	9.13%	20.00%
(1) Weighted Average Minimum Mortgage Rate	7.37%	2.63%	13.55%
(1) Weighted Average Term to Next Rate Adjustment Rate (months)	26	6	37
(1) Weighted Average Remaining Term to Maturity (months)	360	349	360
(1) (2) Weighted Average Credit Score	615	476	810
(1) Weighted Average reflected in Total.
(2) 99.70% of the Group II-A Mortgage Loans have Credit Scores.
Percent of Cut-Off Date
Range	Principal Balance
Product Type	ARM	100.00%

Lien	First	100.00%

Property Type	Single-family detached	82.19%
Planned Unit Developments (detached)	6.40%
Two- to four- family units	4.06%
Condo Low-Rise (less than 5 stories)	3.56%
Planned Unit Developments (attached)	1.94%
Townhouse	0.99%
Manufactured Home	0.51%
Condo High-Rise (9 stories or more)	0.21%
Condo Mid-Rise (5 to 8 stories)	0.08%
Leasehold	0.06%

Occupancy Status	Primary Residence	93.23%
Non Owner-occupied	6.10%
Second/Vacation	0.67%

Documentation Type	Full Documentation	80.54%
Reduced Documentation	19.46%

Loans with Mortgage Insurance (includes both borrower paid and issuer paid)	60.51%

Loans with Prepayment Penalties	75.03%

Loans serviced by HomeComings	88.71%

  Credit Score Distribution of the Group II-A Loans
Range of Credit Scores	Number of Mortgage Loans	Principal Balance	Percentage of Group II-A Loans	Average Principal Balance	Weighted Average Loan-to-Value Ratio
499 or less	2	218,336	0.07	109,168	79.10
500 - 519	20	2,593,524	0.83	129,676	74.70
520 - 539	81	10,420,705	3.33	128,651	75.36
540 - 559	194	24,320,718	7.77	125,365	77.04
560 - 579	270	32,738,715	10.46	121,254	81.77
580 - 599	357	48,312,767	15.43	135,330	81.55
600 - 619	424	59,776,035	19.10	140,981	83.38
620 - 639	348	49,645,413	15.86	142,659	83.03
640 - 659	247	36,539,956	11.67	147,935	83.12
660 - 679	151	22,674,229	7.24	150,160	82.20
680 - 699	68	9,532,710	3.05	140,187	82.78
700 - 719	36	5,455,891	1.74	151,553	80.13
720 - 739	26	4,318,559	1.38	166,098	82.71
740 - 759	13	2,384,796	0.76	183,446	82.39
760 or greater	21	3,183,343	1.02	151,588	85.18
Subtotal with Credit Scores	2,258	$312,115,697	99.70%	$138,227	81.85%
Not Available*	12	926,056	0.30	77,171	69.06
Total:	2,270	$313,041,752	100.00%	$137,904	81.81%

  *Mortgage Loans indicated as having a Credit Score that is "not available" include certain Mortgage Loans where the Credit Score was not provided by the related seller and Mortgage Loans where no credit history can be obtained for the related mortgagor.

  Original Mortgage Loan Principal Balances of the Group II-A Loans
Range of Original Mortgage Loan Principal Balances ($)	Number of Mortgage Loans	Principal Balance	Percentage of Group II-A Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
1 - 100,000	733	$56,425,520	18.02%	$76,979	603	80.32%
100,001 - 200,000	1,172	165,440,871	52.85	141,161	614	82.57
200,001 - 300,000	334	81,280,908	25.96	243,356	622	81.39
300,001 - 400,000	31	9,894,454	3.16	319,176	635	81.01
Total:	2,270	$313,041,752	100.00%	$137,904	615	81.81%

  Net Mortgage Rates of the Group II-A Loans
Range of Net Mortgage Rates (%)	Number of Mortgage Loans	Principal Balance	Percentage of Group II-A Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
2.500 - 2.999	19	$3,626,265	1.16%	$190,856	680	78.43%
3.000 - 3.499	80	13,944,777	4.45	174,310	635	79.47
3.500 - 3.999	191	30,761,534	9.83	161,055	637	81.42
4.000 - 4.499	354	50,511,506	16.14	142,688	627	82.24
4.500 - 4.999	304	41,479,082	13.25	136,444	629	84.15
5.000 - 5.499	300	41,675,256	13.31	138,918	624	83.34
5.500 - 5.999	216	29,553,022	9.44	136,820	617	82.23
6.000 - 6.499	195	26,124,949	8.35	133,974	608	80.76
6.500 - 6.999	156	20,701,841	6.61	132,704	593	81.24
7.000 - 7.499	195	24,062,293	7.69	123,396	581	80.07
7.500 - 7.999	117	14,456,691	4.62	123,561	572	80.61
8.000 - 8.499	90	10,171,801	3.25	113,020	560	79.62
8.500 - 8.999	37	4,100,174	1.31	110,816	557	83.49
9.000 - 9.499	9	1,262,995	0.40	140,333	572	66.61
9.500 - 9.999	3	181,747	0.06	60,582	522	55.00
10.000 - 10.499	3	363,923	0.12	121,308	547	84.95
11.500 - 11.999	1	63,895	0.02	63,895	560	49.00
Total:	2,270	$313,041,752	100.00%	$137,904	615	81.81%

  Mortgage Rates of the Group II-A Loans
Range of Mortgage Rates (%)	Number of Mortgage Loans	Principal Balance	Percentage of Group II-A Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
4.500 - 4.999	6	$1,374,153	0.44%	$229,026	678	82.41%
5.000 - 5.499	38	7,510,274	2.40	197,639	669	79.53
5.500 - 5.999	158	29,179,965	9.32	184,683	650	79.45
6.000 - 6.499	240	37,618,867	12.02	156,745	633	80.81
6.500 - 6.999	501	73,400,343	23.45	146,508	625	81.64
7.000 - 7.499	355	44,254,740	14.14	124,661	611	83.62
7.500 - 7.999	470	60,948,773	19.47	129,678	601	82.49
8.000 - 8.499	220	26,917,008	8.60	122,350	587	82.46
8.500 - 8.999	190	21,990,103	7.02	115,737	576	82.06
9.000 - 9.499	65	7,004,684	2.24	107,764	560	84.00
9.500 - 9.999	20	2,233,276	0.71	111,664	580	73.34
10.000 - 10.499	2	128,681	0.04	64,341	518	48.82
10.500 - 10.999	4	416,990	0.13	104,247	545	83.04
12.000 - 12.499	1	63,895	0.02	63,895	560	49.00
Total:	2,270	$313,041,752	100.00%	$137,904	615	81.81%

  Original Loan-to-Value Ratios of the Group II-A Loans
Range of Original Loan-to-Value Ratios (%)	Number of Mortgage Loans	Principal Balance	Percentage of Group II-A Loans	Average Principal Balance	Weighted Average Credit Score
0.01 - 50.00	50	$6,061,557	1.94%	$121,231	595
50.01 - 55.00	16	1,804,970	0.58	112,811	597
55.01 - 60.00	28	3,766,002	1.20	134,500	592
60.01 - 65.00	60	7,433,041	2.37	123,884	583
65.01 - 70.00	112	14,785,667	4.72	132,015	591
70.01 - 75.00	153	19,476,659	6.22	127,298	594
75.01 - 80.00	732	107,966,206	34.49	147,495	625
80.01 - 85.00	358	47,511,565	15.18	132,714	611
85.01 - 90.00	598	82,012,335	26.20	137,144	612
90.01 - 95.00	162	22,029,889	7.04	135,987	634
95.01 - 100.00	1	193,863	0.06	193,863	673
Total:	2,270	$313,041,752	100.00%	$137,904	615

  Geographic Distribution of Mortgaged Properties of the Group II-A Loans
State or Territory	Number of Mortgage Loans	Principal Balance	Percentage of Group II-A Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
California	246	$50,001,893	15.97%	$203,260	630	79.94%
Minnesota	157	23,662,349	7.56	150,716	620	82.67
Michigan	201	22,480,788	7.18	111,845	605	82.24
Florida	177	22,166,220	7.08	125,233	609	81.87
Texas	125	15,713,248	5.02	125,706	597	82.30
Wisconsin	123	14,561,308	4.65	118,385	610	82.91
Colorado	81	14,138,159	4.52	174,545	619	83.00
Georgia	96	13,202,876	4.22	137,530	609	84.08
Illinois	90	12,050,637	3.85	133,896	616	80.36
Other	974	125,064,275	39.95	128,403	613	81.88
Total:	2,270	$313,041,752	100.00%	$137,904	615	81.81%

  Note: Other includes states and the District of Columbia with under 3% concentrations individually.

  Mortgage Loan Purpose of the Group II-A Loans
Loan Purpose	Number of Mortgage Loans	Principal Balance	Percentage of Group II-A Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
Equity Refinance	1,355	$185,642,059	59.30%	$137,005	607	80.67%
Purchase	787	110,166,220	35.19	139,982	629	83.39
Rate/Term Refinance	128	17,233,474	5.51	134,637	609	83.94
Total:	2,270	$313,041,752	100.00%	$137,904	615	81.81%

  Mortgage Loan Documentation Type of the Group II-A Loans
Documentation Type	Number of Mortgage Loans	Principal Balance	Percentage of Group II-A Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
Full Documentation	1,859	$252,121,027	80.54%	$135,622	610	83.28%
Reduced Documentation	411	60,920,726	19.46	148,226	633	75.71
Total:	2,270	$313,041,752	100.00%	$137,904	615	81.81%

  Occupancy Types of the Group II-A Loans
Occupancy	Number of Mortgage Loans	Principal Balance	Percentage of Group II-A Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
Primary Residence	2,070	$291,845,110	93.23%	$140,988	612	81.86%
Non Owner-occupied	184	19,107,140	6.10	103,843	655	80.67
Second/Vacation	16	2,089,503	0.67	130,594	640	84.48
Total:	2,270	$313,041,752	100.00%	$137,904	615	81.81%

  Mortgaged Property Types of the Group II-A Loans
Property Type	Number of Mortgage Loans	Principal Balance	Percentage of Group II-A Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
Single-family detached	1,902	$257,295,503	82.19%	$135,276	613	82.28%
Planned Unit Developments (detached)	120	20,022,585	6.40	166,855	613	81.62
Two- to four- family units	82	12,697,764	4.06	154,851	627	76.39
Condo Low-Rise (less than 5 stories)	78	11,159,364	3.56	143,069	633	79.65
Planned Unit Developments (attached)	41	6,084,647	1.94	148,406	626	81.65
Townhouse	23	3,104,671	0.99	134,986	626	78.37
Manufactured Home	17	1,591,558	0.51	93,621	612	77.61
Condo High-Rise (9 stories or more)	4	657,216	0.21	164,304	617	74.76
Condo Mid-Rise (5 to 8 stories)	2	245,288	0.08	122,644	600	74.58
Leasehold	1	183,157	0.06	183,157	626	75.00
Total:	2,270	$313,041,752	100.00%	$137,904	615	81.81%

  Credit Grades of the Group II-A Loans
Credit Grade	Number of Mortgage Loans	Principal Balance	Percentage of Group II-A Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
A4	913	$131,187,247	41.91%	$143,688	644	84.00%
AX	674	96,999,114	30.99	143,916	615	81.70
AM	353	45,275,927	14.46	128,260	579	81.98
B	209	25,696,323	8.21	122,949	558	76.84
C	95	10,816,422	3.46	113,857	552	71.76
CM	26	3,066,718	0.98	117,951	537	66.12
Total:	2,270	$313,041,752	100.00%	$137,904	615	81.81%

  Prepayment Penalty Terms of the Group II-A Loans
Prepayment Penalty Term	Number of Mortgage Loans	Principal Balance	Percentage of Group II-A Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
12 Months	102	$17,221,301	5.50%	$168,836	622	81.67%
24 Months	977	143,990,268	46.00	147,380	620	82.03
36 Months	601	73,134,093	23.36	121,687	609	82.89
None	587	78,155,956	24.97	133,145	608	80.41
Other	3	540,134	0.17	180,045	602	82.78
Total:	2,270	$313,041,752	100.00%	$137,904	615	81.81%

  Note Margins of the Group II-A Loans
Range of Note Margins (%)	Number of Mortgage Loans	Principal Balance	Percentage of Group II-A Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
1.000 - 1.499	1	$114,454	0.04%	$114,454	614	85.00%
2.500 - 2.999	1	199,541	0.06	199,541	643	67.00
3.500 - 3.999	2	544,300	0.17	272,150	655	84.55
4.000 - 4.499	24	4,963,834	1.59	206,826	658	78.97
4.500 - 4.999	44	8,058,642	2.57	183,151	663	79.91
5.000 - 5.499	82	14,026,619	4.48	171,056	627	79.81
5.500 - 5.999	134	20,153,613	6.44	150,400	631	80.89
6.000 - 6.499	214	30,945,374	9.89	144,605	628	81.53
6.500 - 6.999	537	81,205,958	25.94	151,222	628	81.58
7.000 - 7.499	360	47,944,275	15.32	133,179	616	82.13
7.500 - 7.999	382	48,935,122	15.63	128,102	604	83.88
8.000 - 8.499	240	28,516,687	9.11	118,820	581	81.88
8.500 - 8.999	162	18,160,467	5.80	112,102	573	82.70
9.000 - 9.499	62	6,972,043	2.23	112,452	563	79.44
9.500 - 9.999	18	1,557,550	0.50	86,531	553	78.73
10.000 - 10.499	2	162,233	0.05	81,117	520	53.20
10.500 - 10.999	2	240,435	0.08	120,218	570	81.20
11.000 - 11.499	2	276,709	0.09	138,354	542	71.75
13.500 - 13.999	1	63,895	0.02	63,895	560	49.00
Total:	2,270	$313,041,752	100.00%	$137,904	615	81.81%

  Maximum Mortgage of the Group II-A Loans
Range of Maximum Mortgage Rates (%)	Number of Mortgage Loans	Principal Balance	Percentage of Group II-A Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
9.000 - 9.999	1	$185,000	0.06%	$185,000	585	65.00%
10.000 - 10.999	6	1,265,316	0.40	210,886	664	83.50
11.000 - 11.999	136	24,311,385	7.77	178,760	651	78.98
12.000 - 12.999	611	92,078,485	29.41	150,701	632	81.50
13.000 - 13.999	783	105,854,622	33.81	135,191	612	82.30
14.000 - 14.999	479	59,818,978	19.11	124,883	594	82.23
15.000 - 15.999	207	24,122,358	7.71	116,533	582	82.37
16.000 - 16.999	45	5,270,514	1.68	117,123	564	83.85
19.000 - 19.999	1	63,895	0.02	63,895	560	49.00
20.000 - 20.999	1	71,200	0.02	71,200	580	65.00
Total:	2,270	$313,041,752	100.00%	$137,904	615	81.81%

  Minimum Mortgage of the Group II-A Loans
Range of Minimum Mortgage Rates (%)	Number of Mortgage Loans	Principal Balance	Percentage of Group II-A Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
2.000 - 2.999	1	$199,541	0.06%	$199,541	643	67.00%
4.000 - 4.999	5	1,152,900	0.37	230,580	666	82.87
5.000 - 5.999	118	21,382,534	6.83	181,208	655	79.83
6.000 - 6.999	597	93,525,795	29.88	156,660	632	80.93
7.000 - 7.999	909	121,231,850	38.73	133,368	615	82.95
8.000 - 8.999	519	62,483,293	19.96	120,392	583	82.12
9.000 - 9.999	111	12,085,578	3.86	108,879	566	80.01
10.000 - 10.999	7	639,658	0.20	91,380	538	72.83
11.000 - 11.999	2	276,709	0.09	138,354	542	71.75
13.000 - 13.999	1	63,895	0.02	63,895	560	49.00
Total:	2,270	$313,041,752	100.00%	$137,904	615	81.81%

  Next Interest Rate Adjustment Dates of the Group II-A Loans
Next Interest Rate Adjustment Date	Number of Mortgage Loans	Principal Balance	Percentage of Group II-A Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
2004-02	1	$193,000	0.06%	$193,000	707	78.00%
2004-10	1	238,989	0.08	238,989	531	90.00
2005-01	1	75,036	0.02	75,036	619	80.00
2005-03	3	348,375	0.11	116,125	577	84.13
2005-04	8	1,048,593	0.33	131,074	570	80.13
2005-05	26	3,782,900	1.21	145,496	574	74.53
2005-06	69	9,242,111	2.95	133,944	625	80.53
2005-07	613	92,774,425	29.64	151,345	623	81.57
2005-08	919	122,722,569	39.20	133,539	610	82.02
2005-09	80	10,949,780	3.50	136,872	613	82.44
2005-10	1	81,526	0.03	81,526	673	80.00
2006-02	1	148,000	0.05	148,000	601	80.00
2006-03	1	63,895	0.02	63,895	560	49.00
2006-04	4	403,889	0.13	100,972	594	72.94
2006-05	5	605,014	0.19	121,003	618	84.73
2006-06	17	2,075,894	0.66	122,111	630	85.64
2006-07	160	20,409,910	6.52	127,562	609	81.62
2006-08	282	36,780,360	11.75	130,427	614	82.70
2006-09	78	11,097,488	3.55	142,275	617	81.46
Total:	2,270	$313,041,752	100.00%	$137,904	615	81.81%

Description of the Collateral

  GROUP II-B MORTGAGE LOANS

Summary	Total	Minimum	Maximum
Aggregate Outstanding Principal Balance	$313,042,043.18
Number of Loans	2,262

Average Current Loan Balance	$138,391.71	$24,500.00	$617,613.61
(1) Weighted Average Original Loan-to-Value Ratio	81.86%	13.00%	95.00%
(1) Weighted Average Mortgage Rate	7.18%	4.55%	10.99%
(1) Weighted Average Net Mortgage Rate	5.43%	2.31%	10.41%
(1) Weighted Average Note Margin	7.03%	1.25%	12.05%
(1) Weighted Average Maximum Mortgage Rate	13.48%	10.55%	17.95%
(1) Weighted Average Minimum Mortgage Rate	7.39%	4.55%	12.05%
(1) Weighted Average Term to Next Rate Adjustment Rate (months)	26	7	37
(1) Weighted Average Remaining Term to Maturity (months)	360	343	360
(1) (2) Weighted Average Credit Score	615	480	804
(1) Weighted Average reflected in Total.
(2) 99.58% of the Group II-B Mortgage Loans have Credit Scores.

Percent of Cut-Off Date
Range	Principal Balance
Product Type	ARM	100.00%

Lien	First	100.00%

Property Type	Single-family detached	81.58%
Planned Unit Developments (detached)	7.27%
Two- to four- family units	3.85%
Condo Low-Rise (less than 5 stories)	3.56%
Planned Unit Developments (attached)	2.77%
Townhouse	0.62%
Manufactured Home	0.18%
Condo High-Rise (9 stories or more)	0.14%
Leasehold	0.02%

Occupancy Status	Primary Residence	93.29%
Non Owner-occupied	6.27%
Second/Vacation	0.44%

Documentation Type	Full Documentation	80.97%
Reduced Documentation	19.03%

Loans with Mortgage Insurance (includes both borrower paid and issuer paid)	60.95%

Loans with Prepayment Penalties	75.35%

Loans serviced by HomeComings	88.36%

  Credit Score Distribution of the Group II-B Loans
Range of Credit Scores	Number of Mortgage Loans	Principal Balance	Percentage of Group II-B Loans	Average Principal Balance	Weighted Average Loan-to-Value Ratio
499 or less	9	655,579	0.21	72,842	66.10
500 - 519	19	1,506,552	0.48	79,292	67.32
520 - 539	93	9,343,239	2.98	100,465	75.09
540 - 559	218	25,538,777	8.16	117,150	79.22
560 - 579	284	35,556,470	11.36	125,199	81.58
580 - 599	330	45,013,134	14.38	136,403	82.08
600 - 619	390	56,734,210	18.12	145,472	82.91
620 - 639	341	49,923,827	15.95	146,404	83.19
640 - 659	253	39,927,078	12.75	157,815	82.77
660 - 679	138	22,646,274	7.23	164,103	81.56
680 - 699	66	9,109,765	2.91	138,027	81.97
700 - 719	43	6,776,790	2.16	157,600	82.46
720 - 739	24	3,957,556	1.26	164,898	83.59
740 - 759	18	2,864,007	0.91	159,111	84.93
760 or greater	16	2,178,637	0.70	136,165	81.62
Subtotal with Credit Scores	2,242	$311,731,895	99.58%	$139,042	81.90%
Not Available*	20	1,310,148	0.42	65,507	71.90
Total:	2,262	$313,042,043	100.00%	$138,392	81.86%

  *Mortgage Loans indicated as having a Credit Score that is "not available" include certain Mortgage Loans where the Credit Score was not provided by the related seller and Mortgage Loans where no credit history can be obtained for the related mortgagor.

  Original Mortgage Loan Principal Balances of the Group II-B Loans
Range of Original Mortgage Loan Principal Balances ($)	Number of Mortgage Loans	Principal Balance	Percentage of Group II-B Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
1 - 100,000	901	$61,301,805	19.58%	$68,038	603	79.36%
100,001 - 200,000	939	132,248,110	42.25	140,839	613	82.54
200,001 - 300,000	281	67,748,629	21.64	241,098	620	82.55
300,001 - 400,000	123	43,665,597	13.95	355,005	626	82.38
400,001 - 500,000	17	7,460,288	2.38	438,840	643	81.70
600,001 - 700,000	1	617,614	0.20	617,614	640	75.00
Total:	2,262	$313,042,043	100.00%	$138,392	615	81.86%

  Net Mortgage Rates of the Group II-B Loans
Range of Net Mortgage Rates (%)	Number of Mortgage Loans	Principal Balance	Percentage of Group II-B Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
2.000 - 2.499	4	$887,853	0.28%	$221,963	647	76.45%
2.500 - 2.999	14	2,818,549	0.90	201,325	658	80.59
3.000 - 3.499	66	12,113,087	3.87	183,532	641	79.93
3.500 - 3.999	171	31,151,431	9.95	182,172	638	79.74
4.000 - 4.499	313	48,482,198	15.49	154,895	633	81.73
4.500 - 4.999	318	44,963,590	14.36	141,395	625	84.04
5.000 - 5.499	301	41,802,934	13.35	138,880	620	83.43
5.500 - 5.999	211	30,385,992	9.71	144,009	616	80.81
6.000 - 6.499	188	23,139,882	7.39	123,084	605	82.53
6.500 - 6.999	175	23,954,921	7.65	136,885	598	83.02
7.000 - 7.499	173	21,030,763	6.72	121,565	586	81.21
7.500 - 7.999	136	14,448,948	4.62	106,242	574	80.74
8.000 - 8.499	99	10,243,407	3.27	103,469	565	80.80
8.500 - 8.999	54	5,052,068	1.61	93,557	565	80.41
9.000 - 9.499	22	1,421,903	0.45	64,632	544	71.71
9.500 - 9.999	13	917,128	0.29	70,548	538	76.45
10.000 - 10.499	4	227,389	0.07	56,847	528	65.44
Total:	2,262	$313,042,043	100.00%	$138,392	615	81.86%

  Mortgage Rates of the Group II-B Loans
Range of Mortgage Rates (%)	Number of Mortgage Loans	Principal Balance	Percentage of Group II-B Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
4.500 - 4.999	13	$2,831,701	0.90%	$217,823	689	82.83%
5.000 - 5.499	37	7,575,379	2.42	204,740	668	78.98
5.500 - 5.999	129	24,835,041	7.93	192,520	646	79.45
6.000 - 6.499	226	40,421,945	12.91	178,858	636	79.47
6.500 - 6.999	440	67,309,077	21.50	152,975	628	81.53
7.000 - 7.499	387	52,453,502	16.76	135,539	611	83.74
7.500 - 7.999	429	55,481,154	17.72	129,327	601	83.55
8.000 - 8.499	244	29,366,837	9.38	120,356	588	82.80
8.500 - 8.999	205	20,372,714	6.51	99,379	580	81.51
9.000 - 9.499	85	7,902,518	2.52	92,971	570	83.36
9.500 - 9.999	42	2,903,251	0.93	69,125	553	75.86
10.000 - 10.499	16	1,067,896	0.34	66,743	549	78.69
10.500 - 10.999	9	521,027	0.17	57,892	524	70.68
Total:	2,262	$313,042,043	100.00%	$138,392	615	81.86%

  Original Loan-to-Value Ratios of the Group II-B Loans
Range of Original Loan-to-Value Ratios (%)	Number of Mortgage Loans	Principal Balance	Percentage of Group II-B Loans	Average Principal Balance	Weighted Average Credit Score
0.01 - 50.00	55	$4,503,819	1.44%	$81,888	590
50.01 - 55.00	32	2,916,407	0.93	91,138	607
55.01 - 60.00	24	2,546,478	0.81	106,103	603
60.01 - 65.00	57	6,741,470	2.15	118,271	595
65.01 - 70.00	121	14,550,560	4.65	120,253	583
70.01 - 75.00	166	19,661,828	6.28	118,445	593
75.01 - 80.00	713	110,356,133	35.25	154,777	628
80.01 - 85.00	395	53,482,757	17.08	135,399	607
85.01 - 90.00	561	78,589,951	25.11	140,089	613
90.01 - 95.00	138	19,692,639	6.29	142,700	634
Total:	2,262	$313,042,043	100.00%	$138,392	615

  Geographic Distribution of Mortgaged Properties of the Group II-B Loans
State or Territory	Number of Mortgage Loans	Principal Balance	Percentage of Group II-B Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
California	229	$53,066,956	16.95%	$231,733	636	81.00%
Minnesota	163	26,392,858	8.43	161,919	621	81.80
Michigan	209	20,076,731	6.41	96,061	604	80.36
Florida	154	18,111,260	5.79	117,606	607	82.13
Illinois	105	13,119,330	4.19	124,946	617	82.87
Texas	108	12,853,236	4.11	119,011	600	83.10
Colorado	67	12,204,252	3.90	182,153	624	83.04
Wisconsin	96	11,537,084	3.69	120,178	610	81.67
Virginia	68	11,112,309	3.55	163,416	602	83.36
North Carolina	87	10,022,236	3.20	115,198	615	82.89
Other	976	124,545,793	39.79	127,608	610	81.89
Total:	2,262	$313,042,043	100.00%	$138,392	615	81.86%

  Note: Other includes states and the District of Columbia with under 3% concentrations individually.

  Mortgage Loan Purpose of the Group II-B Loans
Loan Purpose	Number of Mortgage Loans	Principal Balance	Percentage of Group II-B Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
Equity Refinance	1,289	$172,613,366	55.14%	$133,913	606	80.78%
Purchase	827	120,033,866	38.34	145,144	629	83.29
Rate/Term Refinance	146	20,394,812	6.52	139,690	614	82.60
Total:	2,262	$313,042,043	100.00%	$138,392	615	81.86%

  Mortgage Loan Documentation Type of the Group II-B Loans
Documentation Type	Number of Mortgage Loans	Principal Balance	Percentage of Group II-B Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
Full Documentation	1,863	$253,468,745	80.97%	$136,054	611	83.00%
Reduced Documentation	399	59,573,298	19.03	149,307	634	77.02
Total:	2,262	$313,042,043	100.00%	$138,392	615	81.86%

  Occupancy Types of the Group II-B Loans
Occupancy	Number of Mortgage Loans	Principal Balance	Percentage of Group II-B Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
Primary Residence	2,044	$292,036,146	93.29%	$142,875	612	81.92%
Non Owner-occupied	207	19,631,901	6.27	94,840	654	80.93
Second/Vacation	11	1,373,996	0.44	124,909	613	80.39
Total:	2,262	$313,042,043	100.00%	$138,392	615	81.86%

  Mortgaged Property Types of the Group II-B Loans
Property Type	Number of Mortgage Loans	Principal Balance	Percentage of Group II-B Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
Single-family detached	1,907	$255,389,341	81.58%	$133,922	613	82.16%
Planned Unit Developments (detached)	109	22,763,695	7.27	208,841	612	81.87
Two- to four- family units	91	12,047,980	3.85	132,395	635	77.79
Condo Low-Rise (less than 5 stories)	75	11,149,119	3.56	148,655	633	80.71
Planned Unit Developments (attached)	48	8,686,379	2.77	180,966	624	80.96
Townhouse	19	1,945,010	0.62	102,369	610	82.17
Manufactured Home	9	575,585	0.18	63,954	604	74.12
Condo High-Rise (9 stories or more)	3	434,574	0.14	144,858	655	77.76
Leasehold	1	50,362	0.02	50,362	746	75.00
Total:	2,262	$313,042,043	100.00%	$138,392	615	81.86%

  Credit Grades of the Group II-B Loans
Credit Grade	Number of Mortgage Loans	Principal Balance	Percentage of Group II-B Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
A4	885	$131,983,315	42.16%	$149,134	644	83.14%
AX	638	95,752,632	30.59	150,082	618	82.41
AM	360	45,904,507	14.66	127,513	578	82.60
B	221	23,840,702	7.62	107,876	558	78.38
C	107	11,121,288	3.55	103,937	549	72.69
CM	51	4,439,599	1.42	87,051	531	65.97
Total:	2,262	$313,042,043	100.00%	$138,392	615	81.86%

  Prepayment Penalty Terms of the Group II-B Loans
Prepayment Penalty Term	Number of Mortgage Loans	Principal Balance	Percentage of Group II-B Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
12 Months	92	$17,200,370	5.49%	$186,961	618	80.69%
24 Months	917	136,715,681	43.67	149,090	621	82.25
36 Months	652	76,932,291	24.58	117,994	602	82.00
48 Months	1	71,657	0.02	71,657	560	84.00
60 Months	31	2,915,090	0.93	94,035	589	81.87
None	556	77,151,103	24.65	138,761	617	81.29
Other	13	2,055,852	0.66	158,142	612	82.04
Total:	2,262	$313,042,043	100.00%	$138,392	615	81.86%

  Note Margins of the Group II-B Loans
Range of Note Margins (%)	Number of Mortgage Loans	Principal Balance	Percentage of Group II-B Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
1.000 - 1.499	1	$194,061	0.06%	$194,061	621	85.00%
3.500 - 3.999	7	1,402,740	0.45	200,391	701	84.43
4.000 - 4.499	18	4,501,163	1.44	250,065	674	80.00
4.500 - 4.999	47	9,258,237	2.96	196,984	659	80.13
5.000 - 5.499	90	14,543,095	4.65	161,590	627	79.85
5.500 - 5.999	128	21,549,089	6.88	168,352	630	81.45
6.000 - 6.499	207	33,340,187	10.65	161,064	629	80.84
6.500 - 6.999	487	78,495,380	25.08	161,181	628	81.70
7.000 - 7.499	342	44,185,168	14.11	129,196	617	80.73
7.500 - 7.999	337	41,495,665	13.26	123,133	601	84.49
8.000 - 8.499	267	32,084,282	10.25	120,166	587	83.25
8.500 - 8.999	178	19,686,957	6.29	110,601	577	83.54
9.000 - 9.499	96	8,646,294	2.76	90,066	557	80.78
9.500 - 9.999	35	2,330,923	0.74	66,598	554	77.26
10.000 - 10.499	11	696,553	0.22	63,323	543	75.94
10.500 - 10.999	9	536,925	0.17	59,658	525	70.09
11.000 - 11.499	1	47,394	0.02	47,394	531	65.00
12.000 - 12.499	1	47,930	0.02	47,930	539	60.00
Total:	2,262	$313,042,043	100.00%	$138,392	615	81.86%

  Maximum Mortgage of the Group II-B Loans
Range of Maximum Mortgage Rates (%)	Number of Mortgage Loans	Principal Balance	Percentage of Group II-B Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
10.000 - 10.999	12	$2,667,902	0.85%	$222,325	689	83.00%
11.000 - 11.999	121	21,694,101	6.93	179,290	649	78.77
12.000 - 12.999	552	89,409,116	28.56	161,973	632	80.41
13.000 - 13.999	764	103,913,831	33.19	136,013	613	82.92
14.000 - 14.999	511	64,980,809	20.76	127,164	595	83.11
15.000 - 15.999	236	24,796,432	7.92	105,070	584	81.80
16.000 - 16.999	60	5,132,113	1.64	85,535	571	83.16
17.000 - 17.999	6	447,739	0.14	74,623	549	76.09
Total:	2,262	$313,042,043	100.00%	$138,392	615	81.86%

  Minimum Mortgage of the Group II-B Loans
Range of Minimum Mortgage Rates (%)	Number of Mortgage Loans	Principal Balance	Percentage of Group II-B Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
4.000 - 4.999	12	$2,667,902	0.85%	$222,325	689	83.00%
5.000 - 5.999	113	19,985,197	6.38	176,860	650	79.90
6.000 - 6.999	532	90,317,059	28.85	169,769	635	80.19
7.000 - 7.999	860	118,690,401	37.92	138,012	613	82.99
8.000 - 8.999	543	64,718,579	20.67	119,187	590	83.25
9.000 - 9.999	167	14,514,420	4.64	86,913	564	80.34
10.000 - 10.999	33	2,053,162	0.66	62,217	546	75.74
11.000 - 11.999	1	47,394	0.02	47,394	531	65.00
12.000 - 12.999	1	47,930	0.02	47,930	539	60.00
Total:	2,262	$313,042,043	100.00%	$138,392	615	81.86%

  Next Interest Rate Adjustment Dates of the Group II-B Loans
Next Interest Rate Adjustment Date	Number of Mortgage Loans	Principal Balance	Percentage of Group II-B Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
2004-03	1	$131,240	0.04%	$131,240	659	81.00%
2004-10	1	147,800	0.05	147,800	627	85.00
2005-01	2	115,478	0.04	57,739	617	83.11
2005-02	2	141,808	0.05	70,904	663	86.99
2005-03	1	348,948	0.11	348,948	621	85.00
2005-04	17	2,051,942	0.66	120,702	600	84.80
2005-05	29	4,208,895	1.34	145,134	621	79.31
2005-06	59	9,010,873	2.88	152,727	616	81.91
2005-07	579	90,452,000	28.89	156,221	625	81.81
2005-08	895	121,163,205	38.71	135,378	611	82.18
2005-09	74	10,046,563	3.21	135,764	612	80.88
2006-03	1	87,348	0.03	87,348	582	78.00
2006-04	3	376,225	0.12	125,408	656	75.90
2006-05	7	645,295	0.21	92,185	600	78.04
2006-06	14	1,795,292	0.57	128,235	630	81.96
2006-07	161	20,885,780	6.67	129,725	609	82.05
2006-08	358	42,156,510	13.47	117,756	605	81.02
2006-09	58	9,276,840	2.96	159,946	616	83.32
Total:	2,262	$313,042,043	100.00%	$138,392	615	81.86%

  Net WAC Rate related to the Class A-II and M-II Certificates

Period	Pay Date	Net WAC Rate(1)	Net WAC Rate(2)	Period	Pay Date	Net WAC Rate(1)	Net WAC Rate(2)
1	10/25/2003	6.25	6.25	35	8/25/2006	6.29	9.67
2	11/25/2003	5.24	7.25	36	9/25/2006	6.29	9.67
3	12/25/2003	5.42	7.25	37	10/25/2006	6.50	10.00
4	1/25/2004	5.24	7.25	38	11/25/2006	6.29	9.67
5	2/25/2004	5.24	7.25	39	12/25/2006	6.50	10.00
6	3/25/2004	5.60	7.26	40	1/25/2007	6.29	9.95
7	4/25/2004	5.24	7.25	41	2/25/2007	6.29	10.77
8	5/25/2004	5.42	7.25	42	3/25/2007	6.96	11.92
9	6/25/2004	5.24	7.25	43	4/25/2007	6.29	10.77
10	7/25/2004	5.42	7.25	44	5/25/2007	6.50	11.13
11	8/25/2004	5.24	7.25	45	6/25/2007	6.29	10.77
12	9/25/2004	5.24	7.25	46	7/25/2007	6.50	11.41
13	10/25/2004	5.42	7.25	47	8/25/2007	6.29	11.04
14	11/25/2004	5.24	7.25	48	9/25/2007	6.29	11.04
15	12/25/2004	5.42	7.25	49	10/25/2007	6.50	11.41
16	1/25/2005	5.24	7.25	50	11/25/2007	6.29	11.04
17	2/25/2005	5.24	7.25	51	12/25/2007	6.50	11.41
18	3/25/2005	5.80	7.25	52	1/25/2008	6.29	11.32
19	4/25/2005	5.24	7.25	53	2/25/2008	6.29	11.32
20	5/25/2005	5.42	7.25	54	3/25/2008	6.72	12.10
21	6/25/2005	5.24	7.25	55	4/25/2008	6.29	11.32
22	7/25/2005	5.42	7.25	56	5/25/2008	6.50	11.69
23	8/25/2005	5.91	7.27	57	6/25/2008	6.29	11.32
24	9/25/2005	5.91	7.27	58	7/25/2008	6.50	11.73
25	10/25/2005	6.11	7.51	59	8/25/2008	6.29	11.35
26	11/25/2005	5.91	7.27	60	9/25/2008	6.29	11.35
27	12/25/2005	6.11	7.52	61	10/25/2008	6.50	11.73
28	1/25/2006	5.92	7.27	62	11/25/2008	6.29	11.35
29	2/25/2006	5.92	8.10	63	12/25/2008	6.50	11.73
30	3/25/2006	6.55	8.97	64	1/25/2009	6.29	11.35
31	4/25/2006	5.92	8.10	65	2/25/2009	6.29	11.35
32	5/25/2006	6.11	8.37	66	3/25/2009	6.96	12.57
33	6/25/2006	5.92	8.10	67	4/25/2009	6.29	11.35
34	7/25/2006	6.50	9.14	68	5/25/2009	-	11.73

    Assumes that the-1 month LIBOR remains constant at 1.12% and the 6-month LIBOR remains constant at 1.21% and run at the pricing speed to call.

    Assumes the 1-month LIBOR and the 6-month LIBOR instantaneously increase to a level beyond the highest maximum obtainable rate on the Mortgage Loans and run at the pricing speed to call. Assumes payments are received from the applicable Yield Maintenance Agreement(s).

  BOND SUMMARY (to Call)

Class A-I-1
% of Prepayment Pricing Assumption	0%	50%	75%	100%	125%	150%
Average Life (Years)	9.36	1.56	1.13	0.91	0.77	0.67
Modified Duration (at par)	8.61	1.53	1.11	0.89	0.76	0.66
First Principal Payment Date	10/25/2003	10/25/2003	10/25/2003	10/25/2003	10/25/2003	10/25/2003
Last Principal Payment Date	6/25/2020	12/25/2006	12/25/2005	6/25/2005	2/25/2005	12/25/2004
Principal Payment Window (Months)	201	39	27	21	17	15

Class A-I-2
% of Prepayment Pricing Assumption	0%	50%	75%	100%	125%	150%
Average Life (Years)	18.34	3.80	2.61	2.00	1.63	1.37
Modified Duration (at par)	13.88	3.54	2.47	1.91	1.57	1.33
First Principal Payment Date	6/25/2020	12/25/2006	12/25/2005	6/25/2005	2/25/2005	12/25/2004
Last Principal Payment Date	7/25/2023	2/25/2008	9/25/2006	12/25/2005	7/25/2005	4/25/2005
Principal Payment Window (Months)	38	15	10	7	6	5

Class A-I-3
% of Prepayment Pricing Assumption	0%	50%	75%	100%	125%	150%
Average Life (Years)	22.98	6.33	4.07	3.00	2.33	1.94
Modified Duration (at par)	15.05	5.50	3.70	2.78	2.19	1.84
First Principal Payment Date	7/25/2023	2/25/2008	9/25/2006	12/25/2005	7/25/2005	4/25/2005
Last Principal Payment Date	5/25/2029	5/25/2013	5/25/2009	10/25/2007	8/25/2006	2/25/2006
Principal Payment Window (Months)	71	64	33	23	14	11

Class A-I-4
% of Prepayment Pricing Assumption	0%	50%	75%	100%	125%	150%
Average Life (Years)	26.73	11.94	7.52	5.00	3.71	2.67
Modified Duration (at par)	14.28	8.72	6.07	4.31	3.30	2.44
First Principal Payment Date	5/25/2029	5/25/2013	5/25/2009	10/25/2007	8/25/2006	2/25/2006
Last Principal Payment Date	6/25/2031	4/25/2018	10/25/2013	12/25/2009	4/25/2008	9/25/2006
Principal Payment Window (Months)	26	60	54	27	21	8

Class A-I-5
% of Prepayment Pricing Assumption	0%	50%	75%	100%	125%	150%
Average Life (Years)	28.05	15.25	11.12	8.07	5.93	4.49
Modified Duration (at par)	13.12	9.68	7.87	6.20	4.83	3.81
First Principal Payment Date	6/25/2031	4/25/2018	10/25/2013	12/25/2009	4/25/2008	9/25/2006
Last Principal Payment Date	10/25/2031	1/25/2019	12/25/2014	3/25/2012	6/25/2010	4/25/2009
Principal Payment Window (Months)	5	10	15	28	27	32

  BOND SUMMARY (to Call)
Class A-I-6
% of Prepayment Pricing Assumption	0%	50%	75%	100%	125%	150%
Average Life (Years)	13.26	7.80	7.01	6.47	5.86	5.23
Modified Duration (at par)	9.01	6.12	5.64	5.30	4.89	4.45
First Principal Payment Date	10/25/2006	10/25/2006	10/25/2006	11/25/2006	2/25/2007	5/25/2007
Last Principal Payment Date	10/25/2031	1/25/2019	12/25/2014	3/25/2012	6/25/2010	4/25/2009
Principal Payment Window (Months)	301	148	99	65	41	24

Class M-I-1
% of Prepayment Pricing Assumption	0%	50%	75%	100%	125%	150%
Average Life (Years)	25.09	10.54	7.47	5.66	4.66	4.15
Modified Duration (at par)	12.64	7.43	5.75	4.60	3.92	3.57
First Principal Payment Date	6/25/2023	1/25/2009	5/25/2007	10/25/2006	12/25/2006	1/25/2007
Last Principal Payment Date	10/25/2031	1/25/2019	12/25/2014	3/25/2012	6/25/2010	4/25/2009
Principal Payment Window (Months)	101	121	92	66	43	28

Class M-I-2
% of Prepayment Pricing Assumption	0%	50%	75%	100%	125%	150%
Average Life (Years)	25.09	10.54	7.47	5.66	4.63	4.05
Modified Duration (at par)	12.48	7.38	5.72	4.58	3.88	3.48
First Principal Payment Date	6/25/2023	1/25/2009	5/25/2007	10/25/2006	11/25/2006	11/25/2006
Last Principal Payment Date	10/25/2031	1/25/2019	12/25/2014	3/25/2012	6/25/2010	4/25/2009
Principal Payment Window (Months)	101	121	92	66	44	30

Class M-I-3
% of Prepayment Pricing Assumption	0%	50%	75%	100%	125%	150%
Average Life (Years)	25.09	10.54	7.47	5.66	4.61	4.00
Modified Duration (at par)	12.48	7.38	5.72	4.58	3.86	3.43
First Principal Payment Date	6/25/2023	1/25/2009	5/25/2007	10/25/2006	10/25/2006	10/25/2006
Last Principal Payment Date	10/25/2031	1/25/2019	12/25/2014	3/25/2012	6/25/2010	4/25/2009
Principal Payment Window (Months)	101	121	92	66	45	31

  BOND SUMMARY (to Call)

Class A-II-B1
% of Prepayment Pricing Assumption	0%	50%	75%	100%	125%	150%
Average Life (Years)	16.96	2.77	1.94	1.49	1.26	1.11
Modified Duration (at par)	14.83	2.68	1.90	1.47	1.24	1.09
First Principal Payment Date	10/25/2003	10/25/2003	10/25/2003	10/25/2003	10/25/2003	10/25/2003
Last Principal Payment Date	2/25/2030	7/25/2010	3/25/2008	9/25/2006	1/25/2006	9/25/2005
Principal Payment Window (Months)	317	82	54	36	28	24

Class A-II-B2
% of Prepayment Pricing Assumption	0%	50%	75%	100%	125%	150%
Average Life (Years)	28.03	9.79	6.51	4.73	3.42	2.48
Modified Duration (at par)	22.48	8.98	6.13	4.52	3.30	2.41
First Principal Payment Date	2/25/2030	7/25/2010	3/25/2008	9/25/2006	1/25/2006	9/25/2005
Last Principal Payment Date	6/25/2032	3/25/2015	5/25/2011	4/25/2009	1/25/2008	2/25/2007
Principal Payment Window (Months)	29	57	39	32	25	18

Class A-II-B3
% of Prepayment Pricing Assumption	0%	50%	75%	100%	125%	150%
Average Life (Years)	19.57	4.42	3.02	2.26	1.77	1.43
Modified Duration (at par)	16.55	4.17	2.90	2.19	1.73	1.40
First Principal Payment Date	10/25/2003	10/25/2003	10/25/2003	10/25/2003	10/25/2003	10/25/2003
Last Principal Payment Date	6/25/2032	3/25/2015	5/25/2011	4/25/2009	1/25/2008	2/25/2007
Principal Payment Window (Months)	345	138	92	67	52	41

Class M-II-1
% of Prepayment Pricing Assumption	0%	50%	75%	100%	125%	150%
Average Life (Years)	26.44	7.67	5.16	4.10	3.76	3.41
Modified Duration (at par)	20.72	7.03	4.86	3.91	3.60	3.27
First Principal Payment Date	2/25/2026	7/25/2007	10/25/2006	12/25/2006	2/25/2007	2/25/2007
Last Principal Payment Date	6/25/2032	3/25/2015	5/25/2011	4/25/2009	1/25/2008	2/25/2007
Principal Payment Window (Months)	77	93	56	29	12	1

Class M-II-2
% of Prepayment Pricing Assumption	0%	50%	75%	100%	125%	150%
Average Life (Years)	26.43	7.65	5.15	4.02	3.53	3.36
Modified Duration (at par)	18.62	6.75	4.71	3.75	3.33	3.17
First Principal Payment Date	2/25/2026	7/25/2007	10/25/2006	10/25/2006	11/25/2006	11/25/2006
Last Principal Payment Date	6/25/2032	3/25/2015	5/25/2011	4/25/2009	1/25/2008	2/25/2007
Principal Payment Window (Months)	77	93	56	31	15	4

Class M-II-3
% of Prepayment Pricing Assumption	0%	50%	75%	100%	125%	150%
Average Life (Years)	25.68	6.42	4.34	3.49	3.17	3.11
Modified Duration (at par)	15.10	5.44	3.85	3.17	2.90	2.85
First Principal Payment Date	2/25/2026	7/25/2007	10/25/2006	10/25/2006	10/25/2006	10/25/2006
Last Principal Payment Date	2/25/2032	3/25/2014	9/25/2010	10/25/2008	8/25/2007	11/25/2006
Principal Payment Window (Months)	73	81	48	25	11	2

  BOND SUMMARY (to Maturity)

Class A-I-1
% of Prepayment Pricing Assumption	0%	50%	75%	100%	125%	150%
Average Life (Years)	9.36	1.56	1.13	0.91	0.77	0.67
Modified Duration (at par)	8.61	1.53	1.11	0.89	0.76	0.66
First Principal Payment Date	10/25/2003	10/25/2003	10/25/2003	10/25/2003	10/25/2003	10/25/2003
Last Principal Payment Date	6/25/2020	12/25/2006	12/25/2005	6/25/2005	2/25/2005	12/25/2004
Principal Payment Window (Months)	201	39	27	21	17	15

Class A-I-2
% of Prepayment Pricing Assumption	0%	50%	75%	100%	125%	150%
Average Life (Years)	18.34	3.80	2.61	2.00	1.63	1.37
Modified Duration (at par)	13.88	3.54	2.47	1.91	1.57	1.33
First Principal Payment Date	6/25/2020	12/25/2006	12/25/2005	6/25/2005	2/25/2005	12/25/2004
Last Principal Payment Date	7/25/2023	2/25/2008	9/25/2006	12/25/2005	7/25/2005	4/25/2005
Principal Payment Window (Months)	38	15	10	7	6	5

Class A-I-3
% of Prepayment Pricing Assumption	0%	50%	75%	100%	125%	150%
Average Life (Years)	22.98	6.33	4.07	3.00	2.33	1.94
Modified Duration (at par)	15.05	5.50	3.70	2.78	2.19	1.84
First Principal Payment Date	7/25/2023	2/25/2008	9/25/2006	12/25/2005	7/25/2005	4/25/2005
Last Principal Payment Date	5/25/2029	5/25/2013	5/25/2009	10/25/2007	8/25/2006	2/25/2006
Principal Payment Window (Months)	71	64	33	23	14	11

Class A-I-4
% of Prepayment Pricing Assumption	0%	50%	75%	100%	125%	150%
Average Life (Years)	26.73	11.94	7.52	5.00	3.71	2.67
Modified Duration (at par)	14.28	8.72	6.07	4.31	3.30	2.44
First Principal Payment Date	5/25/2029	5/25/2013	5/25/2009	10/25/2007	8/25/2006	2/25/2006
Last Principal Payment Date	6/25/2031	4/25/2018	10/25/2013	12/25/2009	4/25/2008	9/25/2006
Principal Payment Window (Months)	26	60	54	27	21	8

Class A-I-5
% of Prepayment Pricing Assumption	0%	50%	75%	100%	125%	150%
Average Life (Years)	28.66	19.17	14.23	10.51	7.46	5.01
Modified Duration (at par)	13.22	10.91	9.15	7.42	5.69	4.12
First Principal Payment Date	6/25/2031	4/25/2018	10/25/2013	12/25/2009	4/25/2008	9/25/2006
Last Principal Payment Date	3/25/2033	3/25/2031	9/25/2026	12/25/2021	7/25/2018	11/25/2015
Principal Payment Window (Months)	22	156	156	145	124	111

  BOND SUMMARY (to Maturity)
Class A-I-6
% of Prepayment Pricing Assumption	0%	50%	75%	100%	125%	150%
Average Life (Years)	13.26	7.82	7.06	6.63	6.42	6.38
Modified Duration (at par)	9.01	6.13	5.66	5.39	5.25	5.23
First Principal Payment Date	10/25/2006	10/25/2006	10/25/2006	11/25/2006	2/25/2007	5/25/2007
Last Principal Payment Date	1/25/2033	12/25/2030	7/25/2026	10/25/2021	5/25/2018	9/25/2015
Principal Payment Window (Months)	316	291	238	180	136	101

Class M-I-1
% of Prepayment Pricing Assumption	0%	50%	75%	100%	125%	150%
Average Life (Years)	25.23	11.37	8.11	6.19	5.08	4.49
Modified Duration (at par)	12.67	7.71	6.03	4.88	4.17	3.78
First Principal Payment Date	6/25/2023	1/25/2009	5/25/2007	10/25/2006	12/25/2006	1/25/2007
Last Principal Payment Date	12/25/2032	6/25/2027	10/25/2021	10/25/2017	12/25/2014	12/25/2012
Principal Payment Window (Months)	115	222	174	133	97	72

Class M-I-2
% of Prepayment Pricing Assumption	0%	50%	75%	100%	125%	150%
Average Life (Years)	25.21	11.23	7.98	6.08	4.96	4.32
Modified Duration (at par)	12.51	7.62	5.94	4.80	4.08	3.65
First Principal Payment Date	6/25/2023	1/25/2009	5/25/2007	10/25/2006	11/25/2006	11/25/2006
Last Principal Payment Date	10/25/2032	5/25/2025	9/25/2019	3/25/2016	9/25/2013	11/25/2011
Principal Payment Window (Months)	113	197	149	114	83	61

Class M-I-3
% of Prepayment Pricing Assumption	0%	50%	75%	100%	125%	150%
Average Life (Years)	25.16	10.88	7.73	5.87	4.77	4.13
Modified Duration (at par)	12.50	7.51	5.83	4.69	3.97	3.52
First Principal Payment Date	6/25/2023	1/25/2009	5/25/2007	10/25/2006	10/25/2006	10/25/2006
Last Principal Payment Date	6/25/2032	10/25/2022	10/25/2017	6/25/2014	4/25/2012	9/25/2010
Principal Payment Window (Months)	109	166	126	93	67	48

  BOND SUMMARY (to Maturity)

Class A-II-B1
% of Prepayment Pricing Assumption	0%	50%	75%	100%	125%	150%
Average Life (Years)	16.96	2.77	1.94	1.49	1.26	1.11
Modified Duration (at par)	14.83	2.68	1.90	1.47	1.24	1.09
First Principal Payment Date	10/25/2003	10/25/2003	10/25/2003	10/25/2003	10/25/2003	10/25/2003
Last Principal Payment Date	2/25/2030	7/25/2010	3/25/2008	9/25/2006	1/25/2006	9/25/2005
Principal Payment Window (Months)	317	82	54	36	28	24

Class A-II-B2
% of Prepayment Pricing Assumption	0%	50%	75%	100%	125%	150%
Average Life (Years)	28.24	11.22	7.49	5.44	3.93	2.72
Modified Duration (at par)	22.61	10.12	6.97	5.15	3.77	2.64
First Principal Payment Date	2/25/2030	7/25/2010	3/25/2008	9/25/2006	1/25/2006	9/25/2005
Last Principal Payment Date	7/25/2033	11/25/2026	11/25/2019	5/25/2015	7/25/2012	7/25/2010
Principal Payment Window (Months)	42	197	141	105	79	59

Class A-II-B3
% of Prepayment Pricing Assumption	0%	50%	75%	100%	125%	150%
Average Life (Years)	19.62	4.76	3.25	2.42	1.89	1.49
Modified Duration (at par)	16.59	4.45	3.10	2.34	1.84	1.46
First Principal Payment Date	10/25/2003	10/25/2003	10/25/2003	10/25/2003	10/25/2003	10/25/2003
Last Principal Payment Date	7/25/2033	11/25/2026	11/25/2019	5/25/2015	7/25/2012	7/25/2010
Principal Payment Window (Months)	358	278	194	140	106	82

Class M-II-1
% of Prepayment Pricing Assumption	0%	50%	75%	100%	125%	150%
Average Life (Years)	26.55	8.29	5.59	4.41	3.99	4.21
Modified Duration (at par)	20.79	7.52	5.22	4.19	3.81	4.01
First Principal Payment Date	2/25/2026	7/25/2007	10/25/2006	12/25/2006	2/25/2007	5/25/2007
Last Principal Payment Date	5/25/2033	8/25/2021	10/25/2015	7/25/2012	6/25/2010	1/25/2009
Principal Payment Window (Months)	88	170	109	68	41	21

Class M-II-2
% of Prepayment Pricing Assumption	0%	50%	75%	100%	125%	150%
Average Life (Years)	26.49	7.94	5.34	4.17	3.64	3.48
Modified Duration (at par)	18.65	6.96	4.87	3.88	3.42	3.28
First Principal Payment Date	2/25/2026	7/25/2007	10/25/2006	10/25/2006	11/25/2006	11/25/2006
Last Principal Payment Date	2/25/2033	1/25/2019	12/25/2013	3/25/2011	6/25/2009	3/25/2008
Principal Payment Window (Months)	85	139	87	54	32	17

Class M-II-3
% of Prepayment Pricing Assumption	0%	50%	75%	100%	125%	150%
Average Life (Years)	25.68	6.42	4.34	3.49	3.17	3.11
Modified Duration (at par)	15.10	5.44	3.85	3.17	2.90	2.85
First Principal Payment Date	2/25/2026	7/25/2007	10/25/2006	10/25/2006	10/25/2006	10/25/2006
Last Principal Payment Date	2/25/2032	3/25/2014	9/25/2010	10/25/2008	8/25/2007	11/25/2006
Principal Payment Window (Months)	73	81	48	25	11	2